UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2010

Item 1. Report to Stockholders.


Calvert Large Cap Growth Fund
Semi-Annual Report

March 31, 2010

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Statement of Net Assets
23	Statement of Operations
24	Statements of Changes in Net Assets
26	Notes to Financial Statements
32	Financial Highlights
37	Explanation of Financial Tables
39	Proxy Voting and Availability of Quarterly Portfolio Holdings
39	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update
from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Po rtfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio Management Discussion

John Montgomery
of Bridgeway Capital Management

Performance

Calvert Large Cap Growth Fund Class A shares (at NAV) returned 12.89% for the six-month period ending March 31, 2010, beating the 11.75% return for its benchmark, the Standard & Poor's 500 Index. The Fund's outperformance was primarily due to good stock selection, especially in the Information Technology sector.

Investment Climate

The bull market raged on during the period, despite high unemployment, uncertain prospects for health care reform, and a fizzled real estate market in the forefront of the news. The stock market rally was not without its bouts of heavy volatility. Overall, though, there was certainly positive momentum, and the dollar even increased in value for good measure.

Companies generally posted stronger fundamentals than they had one year before, though earnings were still significantly below their 2008 peak. Also, consumers seemed to spend money they did not have--which helped demand for products and services, but may represent a return to some of the problems that led to the 2008 financial debacle. From large- to small-cap, categories of both growth and value stocks appreciated.

It's been a little more than a year since we saw the market low on March 9, 2009. Since then, the Russell 1000 Growth Index returned 68.8%--a pretty impressive number on an absolute basis, but not nearly as high as the stellar 98.5% for the Russell 2000 Value Index of small-cap stocks over the same time period. Still, this positive performance

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/10	12 Months ended 3/31/10
Class A	12.89%	48.31%
Class B	12.36%	46.83%
Class C	12.43%	47.12%
Class I	13.25%	49.23%
Class Y	13.03%	48.72%
S&P 500 Index	11.75%	49.77%
Lipper Large-Cap Growth Funds Avg.	11.48%	46.16%

represents a welcome and long-awaited development--and is hopefully a sign of some much-needed positive momentum for large-cap growth stocks.

Portfolio Strategy

What worked well

For this six-month period, good stock selection in the Information Technology sector and an overweight to Consumer Discretionary stocks contributed to the Fund's benchmark-beating performance. Some of the Fund's best performers were from the Information Technology sector. This was also its largest-weighted sector, comprising 29.2% of holdings as of March 31, 2010. Computers and IT Services were our most significant industry weights within this sector. The overall top-performing stock was Dolby Laboratories, up 53.6%.1 Another strong selection was Amazon.com, up 45.4%.

Across all industries, our strongest performers were Dolby Laboratories (Electronics), Estee Lauder (Personal Products), Amazon.com (Internet), Family Dollar Stores (Retail), AU Optronics (Electronic Equipment), and Visa (IT Services).

What didn't work well

Poor stock selection in the Industrials sector detracted from the Fund's overall performance. Its worst-performing stock for the period was First Solar, a solar power systems equipment manufacturer, which unfortunately declined 19.8%. The stock has had a pretty rocky ride since October 2009, struggling to overcome missing analyst revenue estimates for the third quarter of 2009. Potentially slimmer profit margins are also part of Wall Street's predictions for First Solar, but the company raised its recent sales estimates so we continue to hold the Fund's position in order to benefit from any potential bounce-back by the stock.

Portfolio Statistics
March 31, 2010
Economic Sectors	% of Total Investments
Consumer Discretionary	17.6%
Consumer Staples	6.8%
Energy	7.6%
Financials	9.9%
Health Care	17.3%
Industrials	5.3%
Information Technology	28.8%
Limited Partnership Interest	0.1%
Materials	4.4%
Telecommunications Services	0.7%
Time Deposit	0.2%
Utilities	1.0%
Venture Capital	0.3%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Amazon.com,Inc.	3.4%
Apple, Inc.	3.3%
Google, Inc.	2.8%
Microsoft Corp.	2.5%
International Business Machines Corp.	2.4%
Micron Technology, Inc.	2.2%
Cameron International Corp.	2.1%
Cognizant Technology Solutions Corp.	2.1%
Infosys Technologies Ltd. (ADR)	2.1%
Noble Corp.	2.1%
Total	25.0%

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares*
One year	41.28%
Five year	-0.20%
Ten year	-2.36%
Class B Shares
One year	-41.83%
Five year	-0.31%
Since inception	-1.94%
(10/31/00)
Class C Shares
One year	-46.12%
Five year	0.01%
Since inception	-1.84%
(10/31/00)

Portfolio Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares*
One year	-49.23%
Five year	1.36%
Ten year	1.33%
Class Y Shares**
One year	48.72%
Five year	0.87%
Since inception	-0.99%
(10/31/00)

* Pursuant to the Agreement and Plan of Reorganization, the Social Responsibility Portfolio of Bridgeway Fund, Inc. ("Bridgeway") was reorganized into the Class I Shares of the Calvert Large Cap Growth Fund, which commenced operations on 10/31/00. The performance results prior to 10/31/00 for Class A Shares and Class I Shares of the Calvert Large Cap Growth Fund reflect the performance of Bridgeway. The Class A performance has been adjusted to reflect the Class A sales charge.

**Calvert Large Cap Growth Fund first offered Class Y shares on October 31, 2008. Performance prior to that date reflects Class A shares at net asset value (NAV). The Actual Class Y performance would have been different.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.38%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & I shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Our top five worst-performing stocks represented industries from five different sectors--indicating that the hardest-hit stocks for the six-month period did not have a common theme. They include First Solar (Electronic Equipment), State Street (Capital Markets), Telefonica (Telecommunication Services), St. Jude Medical (Health Care Equipment & Supplies), and Thomson Reuters (Media).

Outlook

This six-month period was ripe with good cheer in the market, a nice turnaround with much of the sting of 2008 still abuzz. We are hopeful that this new-found positive momentum for the market--and especially large-cap growth stocks--will continue. It has certainly been a long time coming. As always, the Fund is fully invested (holding very little cash on hand) and, therefore, is poised to benefit from any potential accelerating upturn for large-cap growth stocks.

April 2010

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Dolby Laboratories 1.13%, Amazon.com 3.40%, Estee Lauder 1.51%, Family Dollar Stores 1.05%, AU Optronics 0%, Visa 1.40%, First Solar 0.98%, State Street 0.20%, Telefonica 0%, St. Jude Medical 0%, and Thomson Reuters 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose account balance is less than $1,000. If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,128.40	$8.39
Hypothetical	$1,000.00	$1,017.05	$7.95
(5% return per year before expenses)
Class B
Actual	$1,000.00	$1,123.10	$13.52
Hypothetical	$1,000.00	$1,012.20	$12.81
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,124.30	$12.62
Hypothetical	$1,000.00	$1,013.05	$11.96
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,132.10	$5.20
Hypothetical	$1,000.00	$1,020.06	$4.92
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,130.30	$7.07
Hypothetical	$1,000.00	$1,018.29	$6.70
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 1.58%, 2.55%, 2.38%, 0.98% and 1.33%, for Class A, Class B, Class C, Class I and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Statement of Net Assets
March 31, 2010
Equity Securities - 99.2%	Shares	Value
Air Freight & Logistics - 1.1%
C.H. Robinson Worldwide, Inc.	151,100	$8,438,935

Biotechnology - 4.1%
Amgen, Inc.*	132,000	7,888,320
Biogen Idec, Inc.*	165,578	9,497,554
Gilead Sciences, Inc.*	309,800	14,089,704
		31,475,578

Capital Markets - 2.6%
BlackRock, Inc.	34,400	7,490,944
Goldman Sachs Group, Inc.	72,000	12,285,360
		19,776,304

Chemicals - 3.5%
Lubrizol Corp.	117,200	10,749,584
Potash Corporation of Saskatchewan, Inc.	65,600	7,829,360
Praxair, Inc.	103,600	8,598,800
		27,177,744

Commercial Banks - 1.8%
Banco Bilbao Vizcaya Argentaria SA (ADR)	354,000	4,846,260
Barclays plc (ADR)	413,600	8,995,800
		13,842,060

Communications Equipment - 2.6%
Cisco Systems, Inc.*	339,200	8,829,376
Research In Motion Ltd.*	153,200	11,329,140
		20,158,516

Computers & Peripherals - 8.1%
Apple, Inc. (t)*	106,900	25,114,017
Hewlett-Packard Co.	162,300	8,626,245
International Business Machines Corp.	142,716	18,303,327
Seagate Technology LLC*	553,200	10,101,432
		62,145,021

Consumer Finance - 1.2%
SLM Corp.*	727,000	9,102,040

Diversified Consumer Services - 2.4%
DeVry, Inc.	168,200	10,966,640
ITT Educational Services, Inc.*	68,700	7,727,376
		18,694,016

Equity Securities - Cont'd	Shares	Value
Diversified Telecommunication Services - 0.7%
AT&T, Inc.	208,500	$5,387,640

Electrical Equipment - 2.4%
Cooper Industries plc	226,100	10,839,234
First Solar, Inc.*	61,500	7,542,975
		18,382,209

Electronic Equipment & Instruments - 1.1%
Dolby Laboratories, Inc.*	148,500	8,712,495

Energy Equipment & Services - 6.1%
Cameron International Corp.*	374,800	16,063,928
FMC Technologies, Inc.*	229,600	14,839,048
Noble Corp.*	390,400	16,326,528
		47,229,504

Food & Staples Retailing - 2.0%
Walgreen Co.	209,000	7,751,810
Whole Foods Market, Inc.*	204,100	7,378,215
		15,130,025

Food Products - 2.2%
Campbell Soup Co.	250,000	8,837,500
General Mills, Inc.	115,700	8,190,403
		17,027,903

Gas Utilities - 1.0%
Questar Corp.	176,600	7,629,120

Health Care Equipment & Supplies - 3.0%
Medtronic, Inc.	166,700	7,506,501
Stryker Corp.	148,000	8,468,560
Varian Medical Systems, Inc.*	124,538	6,890,688
		22,865,749

Health Care Providers & Services - 4.5%
AmerisourceBergen Corp.	331,500	9,586,980
Express Scripts, Inc.*	75,900	7,723,584
McKesson Corp.	135,000	8,872,200
Quest Diagnostics, Inc.	141,500	8,248,035
		34,430,799

Hotels, Restaurants & Leisure - 1.4%
Starbucks Corp.*	456,200	11,071,974

Equity Securities - Cont'd	Shares	Value
Household Products - 1.2%
Procter & Gamble Co.	140,100	$8,864,127

Insurance - 2.5%
Aflac, Inc.	190,800	10,358,532
XL Capital Ltd.	470,800	8,898,120
		19,256,652

Internet & Catalog Retail - 3.4%
Amazon.com, Inc.*	192,700	26,155,171

Internet Software & Services - 4.6%
eBay, Inc.*	527,500	14,216,125
Google, Inc.*	37,700	21,376,277
		35,592,402

IT Services - 6.7%
Cognizant Technology Solutions Corp.*	320,400	16,333,992
Infosys Technologies Ltd. (ADR)	278,376	16,382,428
MasterCard, Inc.	30,600	7,772,400
Visa, Inc.	118,000	10,741,540
		51,230,360

Life Sciences - Tools & Services - 1.1%
Life Technologies Corp.*	166,300	8,692,501

Media - 3.3%
DIRECTV*	229,800	7,769,538
Time Warner, Inc.	257,933	8,065,565
Viacom, Inc., Class B*	268,800	9,241,344
		25,076,447

Metals & Mining - 0.9%
Aluminum Corp. of China Ltd. (ADR)*	264,300	6,803,082

Multiline Retail - 2.3%
Dollar Tree, Inc.*	164,800	9,759,456
Family Dollar Stores, Inc.	220,300	8,065,183
		17,824,639

Oil, Gas & Consumable Fuels - 1.5%
Southwestern Energy Co.*	285,300	11,617,416

Personal Products - 1.5%
Estee Lauder Co.'s, Inc.	179,700	11,657,139

Equity Securities - Cont'd	Shares	Value
Pharmaceuticals - 4.6%
Allergan, Inc.	207,200	$13,534,304
Bristol-Myers Squibb Co.	222,039	5,928,441
Forest Laboratories, Inc.*	511,400	16,037,504
		35,500,249

Semiconductors & Semiconductor Equipment - 3.2%
Intel Corp.	352,100	7,837,746
Micron Technology, Inc.*	1,619,500	16,826,605
		24,664,351

Software - 2.5%
Microsoft Corp.	646,800	18,931,836

Specialty Retail - 4.8%
Bed Bath & Beyond, Inc.*	200,000	8,752,000
CarMax, Inc.*	378,600	9,510,432
Ross Stores, Inc.	195,200	10,437,344
TJX Co.'s, Inc.	184,900	7,861,948
		36,561,724

Thrifts & Mortgage Finance - 1.3%
Hudson City Bancorp, Inc.	703,300	9,958,728

Trading Companies & Distributors - 1.8%
W.W. Grainger, Inc.	126,600	13,687,992

Venture Capital - 0.2%
Napo Pharmaceuticals, Inc.:
Common Stock (b)(i)*	294,196	588,392
Common Warrants (strike price $0.55/share,
expires 9/15/14) (b)(i)*	54,061	78,388
Orteq Bioengineering Ltd., Series A, Preferred (b)(i)*	74,910	739,259
Village Laundry Services, Inc. (b)(i)*	9,444	500,000
		1,906,039

Total Equity Securities (Cost $646,015,489)		762,658,487

	Principal
High Social Impact Investments - 0.4%	Amount
Calvert Social Investment Foundation Notes,
1.76%, 7/1/12 (b)(i)(r)	$3,000,000	2,951,310

Total High Social Impact Investments (Cost $3,000,000)		2,951,310

	Principal
Time Deposit - 0.2%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 4/1/10	$1,559,243	$1,559,243

Total Time Deposit (Cost $1,559,243)		1,559,243

Venture Capital Debt Obligations - 0.2%
SEAF Global SME Facility, 9.00%, 12/16/14 (b)(i)	1,500,000	1,500,000

Total Venture Capital Debt Obligations (Cost $1,500,000)		1,500,000

	Adjusted
Limited Partnership Interest - 0.1%	Basis
China Environment Fund III (b)(i)*	724,728	801,433
Ignia Fund I (b)(i)*	236,792	138,826
LeapFrog Financial Inclusion Fund (b)(i)*	216,481	180,035
Renewable Energy Asia Fund (b)(i)*	32,860	-

Total Limited Partnership Interest (Cost $1,210,862)		1,120,294

TOTAL INVESTMENTS (Cost $653,285,594) - 100.1%		769,789,334
Other assets and liabilities, net - (0.1%)		(629,469)
Net Assets - 100%		$769,159,865

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value:
Class A: 14,312,592 shares outstanding		$468,853,583
Class B: 792,428 shares outstanding		20,079,325
Class C: 2,000,695 shares outstanding		63,134,401
Class I: 11,275,581 shares outstanding		401,856,874
Class Y: 13,384 shares outstanding		247,692
Undistributed net investment income (loss)		(1,334,336)
Accumulated net realized gain (loss) on investments
and foreign currency transactions		(300,181,414)
Net unrealized appreciation (depreciation) on investments		116,503,740
Net Assets		$769,159,865

Net Asset Value Per Share
Class A (based on net assets of $382,918,247)		$26.75
Class B (based on net assets of $19,452,206)		$24.55
Class C (based on net assets of $49,595,961)		$24.79
Class I (based on net assets of $316,833,805)		$28.10
Class Y (based on net assets of $359,646)		$26.87

See notes to financial statements.

(b) This security was valued by the Board of Directors. See note A.

(i) Restricted securities represent 1.0% of the net assets of the Fund.

(r) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(t) 45,000 shares of Apple, Inc. have been soft segregated in order to cover outstanding commitments to certain limited partnership investments. There are no restrictions on the trading of this security.

* Non-income producing security.

Abbreviations:

ADR: American Depositary Receipt
LLC: Limited Liability Corporation
LP: Limited Partnership

Restricted Securities	Acquisition Dates	Cost
Calvert Social Investment Foundation Notes, 1.76%, 7/1/12	7/1/09	$3,000,000
China Environment Fund III LP	1/24/08 - 1/15/10	724,728
Ignia Fund I LP	1/28/10	236,792
LeapFrog Financial Inclusion Fund LP	7/8/09 - 1/20/10	216,481
Napo Pharmaceuticals, Inc.:
Common Stock	2/21/07 - 9/23/09	419,720
Common Warrants (strike price $0.55/share, expires 9/15/14)	9/23/09	16,908
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
Renewable Energy Asia Fund LP	1/6/10	32,860
SEAF Global SME Facility, 9.00%, 12/16/14	12/16/09	1,500,000
Village Laundry Services, Inc.	7/22/09	500,000

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2010
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $34,198)	$4,173,628
Interest income	67,247
Total investment income	4,240,875

Expenses:
Investment advisory fee	996,507
Investment subadvisory fee:
Base fee	1,793,713
Performance adjustment	322,848
Transfer agency fees and expenses	681,191
Distribution Plan expenses:
Class A	486,199
Class B	98,159
Class C	248,547
Directors' fees and expenses	46,139
Administrative fees	627,924
Accounting fees	52,605
Custodian fees	40,969
Registration fees	33,944
Reports to shareholders	140,839
Professional fees	42,049
Miscellaneous	39,733
Total expenses	5,651,366
Reimbursement from Advisor:
Class A	(70,108)
Class Y	(5,751)
Fees paid indirectly	(260)
Net expenses	5,575,247
Net Investment Income (Loss)	(1,334,372)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,296,712
Foreign currency transactions	25
12,296,737
Change in unrealized appreciation or (depreciation) on investments	83,265,542

Net Realized and Unrealized Gain (Loss)	95,562,279
Increase (Decrease) in Net Assets
Resulting From Operations	$94,227,907

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($1,334,372)	$3,287,258
Net realized gain (loss)	12,296,737	(291,249,130)
Change in unrealized appreciation or (depreciation)	83,265,542	152,097,167

Increase (Decrease) in Net Assets
Resulting From Operations	94,227,907	(135,864,705)

Distributions to shareholders from:
Net investment income:
Class A Shares	(741,645)	(809,109)
Class I Shares	(1,709,150)	--
Class Y Shares	(253)	--
Total distributions	(2,451,048)	(809,109)

Capital share transactions:
Shares sold:
Class A Shares	16,728,536	60,701,558
Class B Shares	276,598	1,134,071
Class C Shares	1,489,771	4,343,715
Class I Shares	22,342,458	81,412,325
Class Y Shares	48,291	250,618
Reinvestment of distributions:
Class A Shares	679,763	--
Class I Shares	1,672,370	763,945
Class Y Shares	245	--
Redemption fees:
Class A Shares	944	12,359
Class B Shares	1	219
Class C Shares	37	445
Class I Shares	--	3,285
Shares redeemed:
Class A Shares	(81,193,678)	(212,822,643)
Class B Shares	(2,784,065)	(7,847,154)
Class C Shares	(7,838,040)	(21,851,724)
Class I Shares	(82,960,064)	(120,013,195)
Class Y Shares	(29,462)	(22,000)
Total capital share transactions	(131,566,295)	(213,934,176)

Total Increase (Decrease) in Net Assets	(39,789,436)	(350,607,990)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Net Assets	2010	2009
Beginning of period	$808,949,301	$1,159,557,291
End of period (including net investment loss of $1,334,336
and undistributed net investment income of $2,451,084,
respectively)	$769,159,865	$808,949,301

Capital Share Activity
Shares sold:
Class A Shares	665,137	3,094,752
Class B Shares	12,163	62,518
Class C Shares	63,971	234,631
Class I Shares	852,782	3,932,894
Class Y Shares	1,954	13,469
Reinvestment of distributions:
Class A Shares	26,647	--
Class I Shares	62,518	39,562
Class Y Shares	10	--
Shares redeemed:
Class A Shares	(3,251,710)	(10,831,620)
Class B Shares	(120,149)	(427,534)
Class C Shares	(337,183)	(1,193,927)
Class I Shares	(3,205,574)	(5,946,579)
Class Y Shares	(1,134)	(915)
Total capital share activity	(5,230,568)	(11,022,749)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Growth Fund (the "Fund"), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operation of each series is accounted for separately. The Fund offers five classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long the shares have been owned by the investor. Effective March 1, 2010, Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Effective October 31, 2008, the Fund began to offer Class Y shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are -fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, securities valued at $7,477,643 or 1.0% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010:

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$760,752,448	-	$1,906,039	$762,658,487
Limited partnership interest	-	-	1,120,294	1,120,294
Other debt obligations	-	$1,559,243	4,451,310	6,010,553
TOTAL	$760,752,448	$1,559,243	$7,477,643**	$769,789,334

* For further breakout of equity securities by industry, please refer to the Statement of Net Assets.

** Level 3 securities represent 1.0% of net assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund's Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly based on the following annual rates: .25% on the first $1 billion, and .225% on assets in excess of $1 billion. Under the terms of the agreement, $163,591 was payable at period end. In addition, $173,020 was payable at period end for operating expenses paid by the Advisor during March 2010.

Bridgeway Capital Management, Inc., ("BCM") is the Fund's Subadvisor. BCM receives a subadvisory fee, paid by the Fund. For its services, BCM receives an annual fee, payable monthly based on the following annual rates: .45% on the first $1 billion, and .425% on assets in excess of $1 billion. BCM may earn (or have its base fee reduced by) a performance fee adjustment of plus or minus .25%, based on the extent to which performance of the Fund's Class I shares exceeds or trails the Standard & Poor's 500 Index, the Fund's benchmark. The performance rate adjustment is 5.00% times the difference between the performance of the Fund and that of the benchmark index, except that there is no performance adjustment if the difference between the Fund performance and the benchmark index performance is less than or equal to 2%. The performance period is the most recent one-year period ending on the last day of the previous month that the New York Stock Exchange was open for trading. For purposes of calculating the base fee, net assets are averaged over the most recent month of the rolling one-year period. For purposes of calculating the performance fee, net assets are averaged over the rolling one-year performance period. Under the terms of the agreement, $294,465 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.50% for Class A, 2.50% for Class B, 2.50% for Class C , .90% for Class I and 1.25% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, performance fee adjustments, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, C, and Y, and .10% for Class I based on their average daily net assets. Under the terms of the agreement, $104,324 was payable at period end.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00% and 1.00% of the Fund's average daily net assets of Class A, Class B and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $142,164 was payable at period end.

The Distributor received $23,298 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $113,090 for the six months ended March 31, 2010. Under the terms of the agreement, $18,462 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the "CSI Foundation"). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from the Calvert Group, Ltd. and its subsidiaries. The Fund has received from the Securities and Exchange Commission an exemptive order permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $189,329,494 and $324,244,943, respectively.

The cost of investments owned at March 31, 2010 for federal income tax purposes was $653,258,529. Net unrealized appreciation aggregated $116,530,805, of which $156,713,209 related to appreciated securities and $40,182,404 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $89,270,429 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

The Fund intends to elect to defer net capital losses of $223,234,787 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$431,891	1.46%	$5,616,237	November 2009

Note E -- Other

In connection with certain venture capital investments, the Fund is committed to future capital calls, which will increase the Fund's investment in these securities. The aggregate amount of the future capital commitments totals $3,586,893 at March 31, 2010.

Note F -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$23.74	$25.72	$35.86
Income from investment operations
Net investment income (loss)	(.06)	.07	(.11)
Net realized and unrealized gain (loss)	3.12	(2.05)	(9.63)
Total from investment operations	3.06	(1.98)	(9.74)
Distributions from
Net investment income	(.05)	--	--
Net realized gain	--	--	(.40)
Total distributions	(.05)	--	(.40)
Total increase (decrease) in net asset value	3.01	(1.98)	(10.14)
Net asset value, ending	$26.75	$23.74	$25.72

Total return*	12.89%	(7.70%)	(27.49%)
Ratios to average net assets:A
Net investment income (loss)	(.52%) (a)	.28%	(.31%)
Total expenses	1.62% (a)	1.38%	1.50%
Expenses before offsets	1.58% (a)	1.27%	1.50%
Net expenses	1.58% (a)	1.27%	1.49%
Portfolio turnover	24%	58%	81%
Net assets, ending (in thousands)	$382,918	$400,598	$632,988

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005
Net asset value, beginning	$30.61	$29.32	24.37
Income from investment operations
Net investment income (loss)	(.01)	(.10)	(.12)
Net realized and unrealized gain (loss)	5.26	1.39	5.07
Total from investment operations	5.25	1.29	4.95
Total increase (decrease) in net asset value	5.25	1.29	4.95
Net asset value, ending	$35.86	$30.61	$29.32

Total return*	17.15%	4.40%	20.31%
Ratios to average net assets:A
Net investment income (loss)	(.04%)	(.43%)	(.72%)
Total expenses	1.28%	1.52%	1.56%
Expenses before offsets	1.28%	1.52%	1.56%
Net expenses	1.27%	1.51%	1.55%
Portfolio turnover	49%	34%	61%
Net assets, ending (in thousands)	$1,026,289	$842,433	$373,113

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2010	2009	2008
Net asset value, beginning	$21.85	$23.91	$33.65
Income from investment operations
Net investment income (loss)	(.21)	(.16)	(.42)
Net realized and unrealized gain (loss)	2.91	(1.90)	(8.92)
Total from investment operations	2.70	(2.06)	(9.34)
Distributions from
Net investment income	--	--	--
Net realized gain	--	--	(.40)
Total distributions	--	--	(.40)
Total increase (decrease) in net asset value	2.70	(2.06)	(9.74)
Net asset value, ending	$24.55	$21.85	$23.91

Total return*	12.36%	(8.62%)	(28.12%)
Ratios to average net assets:A
Net investment income (loss)	(1.50%) (a)	(.72%)	(1.15%)
Total expenses	2.55% (a)	2.33%	2.33%
Expenses before offsets	2.55% (a)	2.27%	2.33%
Net expenses	2.55% (a)	2.27%	2.33%
Portfolio turnover	24%	58%	81%
Net assets, ending (in thousands)	$19,452	$19,676	$30,257

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2007	2006	2005
Net asset value, beginning	$28.95	$27.97	$23.47
Income from investment operations
Net investment income (loss)	(.27)	(.32)	(.32)
Net realized and unrealized gain (loss)	4.97	1.30	4.82
Total from investment operations	4.70	.98	4.50
Total increase (decrease) in net asset value	4.70	.98	4.50
Net asset value, ending	$33.65	$28.95	$27.97

Total return*	16.23%	3.50%	19.17%
Ratios to average net assets:A
Net investment income (loss)	(.86%)	(1.28%)	(1.62%)
Total expenses	2.10%	2.36%	2.47%
Expenses before offsets	2.10%	2.36%	2.47%
Net expenses	2.09%	2.36%	2.46%
Portfolio turnover	49%	34%	61%
Net assets, ending (in thousands)	$49,951	$43,415	$29,861

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$22.05	$24.09	$33.86
Income from investment operations
Net investment income (loss)	(.18)	(.13)	(.38)
Net realized and unrealized gain (loss)	2.92	(1.91)	(8.99)
Total from investment operations	2.74	(2.04)	(9.37)
Distributions from
Net investment income	--	--	--
Net realized gain	--	--	(.40)
Total distributions	--	--	(.40)
Total increase (decrease) in net asset value	2.74	(2.04)	(9.77)
Net asset value, ending	$24.79	$22.05	$24.09

Total return*	12.43%	(8.47%)	(28.03%)
Ratios to average net assets:A
Net investment income (loss)	(1.32%)	(.58%)	(1.03%)
Total expenses	2.38% (a)	2.13%	2.22%
Expenses before offsets	2.38% (a)	2.13%	2.22%
Net expenses	2.38% (a)	2.13%	2.21%
Portfolio turnover	24%	58%	81%
Net assets, ending (in thousands)	$49,596	$50,132	$77,897

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005
Net asset value, beginning	$29.11	$28.10	$23.55
Income from investment operations
Net investment income (loss)	(.22)	(.26)	(.25)
Net realized and unrealized gain (loss)	4.97	1.27	4.80
Total from investment operations	4.75	1.01	4.55
Total increase (decrease) in net asset value	4.75	1.01	4.55
Net asset value, ending	$33.86	$29.11	$28.10

Total return*	16.32%	3.59%	19.32%
Ratios to average net assets:A
Net investment income (loss)	(.75%)	(1.19%)	(1.54%)
Total expenses	1.99%	2.28%	2.39%
Expenses before offsets	1.99%	2.28%	2.39%
Net expenses	1.99%	2.27%	2.38%
Portfolio turnover	49%	34%	61%
Net assets, ending (in thousands)	$125,951	$91,505	$41,036

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$24.93	$26.93	$37.35
Income from investment operations
Net investment income	.02	.19	.08
Net realized and unrealized gain (loss)	3.28	(2.13)	(10.07)
Total from investment operations	3.30	(1.94)	(9.99)
Distributions from
Net investment income	(.13)	(.06)	(.03)
Net realized gain	--	--	(.40)
Total distributions	(.13)	(.06)	(.43)
Total increase (decrease) in net asset value	3.17	(2.00)	(10.42)
Net asset value, ending	$28.10	$24.93	$26.93

Total return*	13.25%	(7.16%)	(27.08%)
Ratios to average net assets:A
Net investment income	.09% (a)	.86%	.27%
Total expenses	.98% (a)	.68%	.92%
Expenses before offsets	.98% (a)	.67%	.92%
Net expenses	.98% (a)	.67%	.91%
Portfolio turnover	24%	58%	81%
Net assets, ending (in thousands)	$316,834	$338,245	$418,415

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005
Net asset value, beginning	$31.69	$30.20	$24.95
Income from investment operations
Net investment income (loss)	.14	.03	(.03)
Net realized and unrealized gain (loss)	5.52	1.46	5.28
Total from investment operations	5.66	1.49	5.25
Total increase (decrease) in net asset value	5.66	1.49	5.25
Net asset value, ending	$37.35	$31.69	$30.20

Total return*	17.86%	4.93%	21.04%
Ratios to average net assets:A
Net investment income (loss)	.55%	.12%	(.15%)
Total expenses	.71%	.97%	.99%
Expenses before offsets	.71%	.97%	.98%
Net expenses	.70%	.96%	.97%
Portfolio turnover	49%	34%	61%
Net assets, ending (in thousands)	$553,280	$239,542	$109,291

See notes to financial highlights.

Financial Highlights
	Periods Ended
	March 31,	September 30,
Class Y Shares	2010	2009 #
Net asset value, beginning	$23.79	$21.03
Income from investment operations
Net investment income	(.04)	.05
Net realized and unrealized gain (loss)	3.13	2.73
Total from investment operations	3.09	2.78
Distributions from
Net investment income	(.02)	(.02)
Net realized gain	--	--
Total distributions	(.02)	(.02)
Total increase (decrease) in net asset value	3.07	2.76
Net asset value, ending	$26.86	$23.79

Total return*	13.03%	13.23%
Ratios to average net assets:A
Net investment income	(.27%) (a)	.25% (a)
Total expenses	4.69% (a)	9.32% (a)
Expenses before offsets	1.33% (a)	1.02% (a)
Net expenses	1.33% (a)	1.02% (a)
Portfolio turnover	24%	55%
Net assets, ending (in thousands)	$360	$299

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

*   Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

#  From October 31, 2008, inception.

(a)   Annualized.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, subadvisory fee paid to the subadvisor, administrative services fee, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 8, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor with respect to the Fund and the Investment Subadvisory Agreement among the Fund, the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Board considered the Advisor's current level of staffing and overall resources. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor's effectiveness in monitoring the performance of the Fund's Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund's performance was below the median of its peer group for the one-, three- and five-year periods ended June 30, 2009. The data also indicated that for the one-, three- and five-year periods ended June 30, 2009, the Fund underperformed its Lipper index. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such underperformance. The Board also noted the Advisor's continued monitoring of the Fund's performance. Based upon its review of various factors, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was above the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted the performance adjustment portion of the subadvisory fee. The Board also noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board took into account that the Fund's advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified levels as the Fund's assets increased. The Board also noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2009 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk- adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. As noted above, the Board also considered that the data indicated that the Fund's advisory fee (including both the advisory fee paid to the Advisor and the subadvisory fee paid to the Subadvisor) was above the median of its peer group. The Board also noted the performance adjustment portion of the subadvisory fee. Based upon its review, the Board determined that the Fund's advisory fee (including the subadvisory fee) was reasonable. In considering the profitability to the Subadvisor of its relationship with the Fund, the Board relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. In addition, the Board considered comparative fee information. Because the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund was not a material factor in the Board's deliberations. For each of the reasons above, the Board also did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that a breakpoint is included in the subadvisory fee schedule.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintained appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategy consistently over time; (e) the appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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Calvert Group
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Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Large Cap Growth Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

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

Calvert Impact Fund, Inc.

Small Cap Value Fund
Mid Cap Value Fund

Semi-Annual Report
March 31, 2010

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4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
19	Shareholder Expense Example
22	Statements of Net Assets
28	Statements of Operations
29	Statements of Changes in Net Assets
32	Notes to Financial Statements
38	Financial Highlights
45	Explanation of Financial Tables
47	Proxy Voting and Availability of Quarterly Portfolio Holdings
47	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

SRI Update
from the Calvert Sustainability Research Department

Calvert continues to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term value and are even more important during this period of recovery from the financial crisis of 2008 and 2009. We've also had unprecedented opportunities to help create new policies in these areas--and make sure the voices of our shareholders are heard loud and strong.

Financial Reform

The financial crisis of the past two years has revealed a number of critical issues and risks that need to be addressed if we are to prevent a repeat experience in the future. Calvert has been working to promote financial reform at the regulatory and legislative level--particularly to fortify the regulatory framework, strengthen consumer protections, and promote more responsible corporate governance.

One such area of financial reform relating to consumer protection is bank overdraft fee practices. We are leading an informal investor coalition that has engaged companies, supported legislation in Congress, and submitted comments to the Federal Reserve calling for changes in how banks provide short-term loans to consumers. We also filed shareholder resolutions calling on BB&T and Capital One to report to shareholders about their overdraft policies and practices, with an eye toward getting them to identify those that are abusive and predatory.

Other Shareholder Advocacy

For the 2010 proxy season, Calvert filed or co-filed 42 resolutions, focusing on climate change, board and employee diversity, executive compensation, sustainability reporting, and political contributions. To date, 26 resolutions have been withdrawn after companies agreed to address our concerns.

Say on Pay

It's particularly notable that we were able to successfully withdraw our "say on pay" resolutions at JPMorgan Chase, American Express, and Morgan Stanley after each agreed to hold a referendum on their compensation practices as part of the proxy statements for their 2010 annual meetings.

"Say on Pay" resolutions have become increasingly common since the financial crisis and bailout focused scrutiny on executive compensation and bonuses. Recipients of Troubled Asset Relief Program funding were required to implement advisory votes on executive pay, but those requirements end when companies repay their obligations. However, we are also working to persuade legislators to pass a bill that requires every publicly owned company to establish an annual advisory vote on pay.

Climate Change

Through participation in the Investor Network on Climate Risk and company dialogues, we have stepped up our support for incentives that will encourage companies to reduce carbon emissions. Calvert also met with several Securities and Exchange Commission (SEC) commissioners about providing interpretive guidance on how corporations should disclose greenhouse gas emissions data and present their analysis of climate risks and opportunities in filings. The SEC subsequently voted 3-2 to approve the measure, which is a major step toward increasing transparency on these issues.

Board Diversity

We were also pleased to see the SEC approve requirements for companies to disclose whether they consider diversity in identifying board director nominees. Public companies must also say if they have a stated policy to this effect and, if they do, they must also disclose how the policy is implemented and its effectiveness measured. Calvert helped lead efforts in favor of this requirement and, in fact, our comments are cited six times in the final SEC rule.

Calvert published a corporate board diversity disclosure scorecard that outlines how companies in the Russell 1000 Index have responded to the new disclosure requirements and analyzes any progress between disclosures made in 2009 and 2010. So far, we are pleased to see that a few companies provide previously unreleased information on the gender and racial make-up of their directors as well as statements about the value of diversity. However, we are disappointed that so few companies have a formal policy on director diversity.

The Women's Principles

Calvert continues to work with the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) to create an international framework for the Calvert Women's Principles® (CWP). In March, this resulted in the launch of the Women's Empowerment Principles, which are based on the CWP. The launch event also honored International Women's Day by bringing together a variety of organizations to further explore how corporations in every industry and region around the world can apply these Principles.

We are also working with the Global Reporting Initiative Gender Working Group to update the G3 Guidelines to better address gender-related issues in sustainability reporting. Also the Gender Equality Principles Initiative--a partnership between the San Francisco Department on the Status of Women, Calvert, and Verité--launched a new website in March to provide companies with tools and resources to improve gender equality from the factory floor to the boardroom.

Other accomplishments include:

After three years of asking Allergan to provide annual updates on its efforts to eliminate the use of animals in Botox® safety testing, the company announced in January that it has cut animal use in its testing protocol by 78%. While we would prefer a 100% reduction, we believe this dramatic cut indicates a serious commitment to this goal.

Calvert has also been working on several fronts to help companies ensure that minerals in their electronics components are not fueling the war in the Democratic Republic of the Congo. More than five million lives have been lost and countless women and children victimized by brutal sexual violence in the Congo as armed groups fight for control of some of the richest deposits of tin, tantalum, tungsten, and gold in the world.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1

One example of those supported by the Foundation's work is Alice, a 33-year old Kenyan woman with a large family who lost almost everything to political violence in 2008. However, a small loan from the Kenya Women's Finance Trust has enabled Alice to set up a small shop that provides for her family and sends her children to school.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One new addition was IGNIA Fund I, LP, a venture capital fund that invests in commercially promising businesses that improve the lives of those at the bottom of the socioeconomic pyramid. The Obama administration recently recognized IGNIA for its role in testing an innovative social impact star rating system that allows investors to better compare investment opportunities and helps channel more capital to higher-impact investments.

Also, a larger firm acquired Neodiagnostix--a special equities holding that provides innovative non-invasive tests for cervical cancer--during the reporting period, which provided a nice return for investors.2

1. As of March 31, 2010, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund (CSIF) Balanced Portfolio 1.07%, CSIF Bond Portfolio 0.35%, CSIF Equity Portfolio 0.50%, Calvert Capital Accumulation Fund 1.35%, Calvert World Values International Equity Fund 1.14%, Calvert New Vision Small Cap Fund 1.34%, and Calvert Large Cap Growth Fund 0.38%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of March 31, 2010, Ignia Fund I, LP represented 0.02% of Calvert Large Cap Growth Fund; Neodiagnostix represented 0.02% of CSIF Equity Portfolio. All holdings are subject to change without notice.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: BB&T represented 0.31% of Calvert Social Index Fund. Capital One represented 0.26% of Calvert Social Index Fund, 0.69% of CSIF Enhanced Equity Po rtfolio, 0.64% of CSIF Balanced Portfolio, and 1.38% of CSIF Bond Portfolio. JPMorgan Chase represented 0.69% of CSIF Balanced Portfolio, 2.69% of CSIF Bond Portfolio, 2.50% of Calvert Social Index Fund and 3.16% of CSIF Enhanced Equity Portfolio. American Express represented 0.14% of CSIF Balanced Portfolio, 1.72% of CSIF Enhanced Equity Portfolio and 0.61% of Calvert Social Index Fund. Morgan Stanley represented 0.91% of Calvert Large Cap Value Fund. Allergan represented 1.15% of CSIF Equity Portfolio, 1.76% of Calvert Large Cap Growth Fund and 0.28% of Calvert Social Index Fund.

All holdings are subject to change without notice.

Portfolio Management Discussion

Wendell Mackey
of Channing Capital
Management, LLC

Performance

Calvert Small Cap Value Fund Class A shares (at NAV) returned 13.79% for the six-month period ended March 31, 2010, versus the benchmark Russell 2000 Value Index's total return of 14.01%. The Fund's relative underperformance was largely due to sector selection.

Investment Climate

A global economic recovery is under way. In the U.S., monetary and fiscal stimulus policies have served their purpose so far, as evidenced by data showing that the economy grew at an annual rate of 5.6% in the fourth quarter of 2009, the fastest pace since the third quarter of 2003. This is also reflected in the favorable earnings reports from most companies so far in 2010 and the fact that most have also expressed confidence that their fundamentals have bottomed.

The market's movements during the reporting period were driven by the rally in low-quality stocks, which began in March 2009. While there were signs of a "changing of the guard" to favoring higher-quality companies at times, the period was largely dominated by the continued march of lower-quality companies.

Small Cap Value
Fund Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	13.79%	51.70%
Class C	13.28%	50.49%
Class I	14.22%	52.85%
Russell 2000 Value Index	14.01%	65.07%
Lipper Small-Cap Core Funds Average	12.90%	63.07%

Economic Sectors	% of Total Investments
Consumer Discretionary	11.8%
Consumer Staples	7.0%
Energy	4.7%
Financials	22.0%
Health Care	2.6%
Industrials	29.5%
Information Technology	17.5%
Materials	2.6%
Time Deposit	0.4%
Utilities	1.9%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Phillips-Van Heusen Corp.	4.0%
Waddell & Reed Financial, Inc.	3.6%
Brink's Co.	3.3%
Middleby Corp.	3.1%
Plexus Corp.	3.1%
Littlefuse, Inc.	3.1%
Regal-Beloit Corp.	3.1%
Anixter International, Inc.	3.1%
Thomas & Betts Corp.	3.0%
TreeHouse Foods, Inc.	3.0%
Total	32.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Portfolio Strategy

Fund holdings within the Materials, Industrials, and Information Technology sectors were some of the key contributors to performance. Specifically, Littelfuse, Plexus, and Phillips Van Heusen made strong contributions. Littelfuse, a supplier of circuit protection products for the electronics industry, rose as strengthening global demand for surge protection products translated into strong quarterly results. Contract electronic manufacturing services provider Plexus gained due to robust revenue growth in its key end markets. Phillips Van Huesen, a branded dress shirts and sportswear company that also owns the licensing rights to Calvin Klein, benefited from strong sales expansion in all of its business lines and its announced acquisition of the Tommy Hilfiger brand. Although the stock has exhibited a strong upward move in price, we maintain a favorable view of this holding.

On the other hand, holdings in the Energy, Consumer Staples, Financials, and Health Care sectors were some of the primary detractors from performance during the period. Administaff, Comstock Resources, Cal Dive International, and Lance Foods were some of the specific stocks that detracted from returns. Administaff, a leading provider of human resource services, including healthcare coverage, for small businesses, declined as utilization of healthcare benefits increased and costs rose. We sold the Fund's Administaff holdings.

Comstock Resources fell as a result of lower natural gas prices. However, we remain confident in the long-term potential of this holding as a result of its strengthening balance sheet. Cal Dive International, which provides marine contracting services to the offshore oil and natural gas industry, sank as a greater-than-expected decrease in capital expenditures dampened utilization of its services. We sold the Fund's Cal Dive International shares. Snack-food manufacturer Lance declined as a result of downward price pressure and a decrease in sales resulting from private-label competition. Despite the disappointment, we are optimistic that Lance's efforts to restructure its direct store delivery routes should result in stronger operational execution and higher sales.

Market Outlook

Despite their significant rally, in our opinion U.S. stocks in general do not appear to be overvalued based on historical comparisons and their 2011 and 2012 earnings prospects. So far, small- and mid-cap stocks have been the performance leaders, which is typical in the early stages of a recovery. A transition to large- and mega-caps leading the market could occur over the remainder of 2010. We believe that stocks in the Industrials, Consumer Discretionary, and Information Technology sectors should offer good prospects for price appreciation. Regardless of sector or capitalization, stock selection will be critical this year. We also believe that 2010 is likely to be reminiscent of 2004--the rally in high-risk, low-quality stocks will subside, and quality and fundamentals will matter once again.

Calvert Small Cap Value Fund is well-positioned to benefit from a better environment for high-quality stocks. In our view, investors should start to favor high-quality stocks as they place more emphasis on company fundamentals. In an environment marked by rising interest rates, higher taxes, and the end of monetary stimulus, high-quality companies should have a unique advantage. Overall, we will continue to search for Fund holdings that have strong businesses and attractive cash flow characteristics, trade at attractive discounts to intrinsic value, and are likely to benefit from the recovering economy.

April 2010

Small Cap Value
Fund Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	44.47%
Five year	-0.64%
Since inception	0.39%
(10/1/04)
Class C Shares
One year	49.49%
Since inception	-0.44%
(4/1/05)

Small Cap Value
Fund Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares at NAV
One year	52.85%
Since inception	2.67%
(4/29/05)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio of Class A shares is 2.09%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Littelfuse 3.09%, Plexus 3.11%, Phillips Van Heusen 4.01%, Administaff 0%, Comstock Resources 2.06%, Cal Dive International 0%, and Lance Foods 2.13%. All holdings are subject to change without notice.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Portfolio Management Discussion

Eric T. McKissack
of Channing Capital
Management, LLC

Calvert Mid Cap Value Fund Class A shares (at NAV) returned 14.37% for the six-month period ended March 31, 2010 versus the benchmark Russell Mid Cap Value Index's total return of 15.32%. The Fund's relative underperformance was largely due to its stock selection in a time period when there was a market preference for low-quality stocks.

Investment Climate

A global economic recovery is under way. In the U.S., monetary and fiscal stimulus policies have served their purpose so far, as evidenced by data showing that the economy grew at an annual rate of 5.6% in the fourth quarter of 2009, the fastest pace since the third quarter of 2003. This is also reflected in the favorable earnings reports from most companies so far in 2010 and the fact that most have also expressed confidence that their fundamentals have bottomed.

The market's movements during the reporting period were driven by the rally in low-quality stocks, which began in March 2009. While there were signs of a "changing of the guard" to favoring higher-quality companies

Mid Cap Value
Fund Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	14.37%	49.43%
Class C	13.82%	48.00%
Class I	14.84%	50.65%
Russell Midcap Value Index	15.32%	72.41%
Lipper Mid-Cap Core Funds Average	13.45%	62.22%

Economic Sectors	% of Total Investments
Consumer Discretionary	20.5%
Consumer Staples	2.4%
Energy	5.0%
Financials	29.7%
Health Care	8.7%
Industrials	13.2%
Information Technology	10.6%
Materials	5.5%
Telecommunication Services	1.2%
Time Deposit	3.2%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Affiliated Managers Group, Inc.	4.1%
Phillips-Van Heusen Corp.	3.6%
Brink's Co.	3.5%
Owens-Illinois, Inc.	3.5%
W.W. Grainger, Inc.	3.2%
City National Corp.	3.1%
Lazard Ltd.	3.1%
Nordstrom, Inc.	3.1%
T. Rowe Price Group, Inc.	3.1%
Tiffany & Co.	3.1%
Total	33.4%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

at times, the period was largely dominated by the continued march of lower-quality companies.

Portfolio Strategy

In our view (which is consistent with that of published independent analysis), the primary reason for the Fund's underperformance was investors' preference for low-quality stocks--particularly in the Financials sector. Overall, Russell Index data shows that the mid-cap growth and value styles performed similarly over the six-month period, although investors tended to favor value stocks in the second half of the reporting period.

More specifically, the primary performance detractors were in the Energy and Financial sectors--especially Lazard, Range Resources, Superior Energy Services, and Allied World Assurance. The share price of Lazard, an investment banking boutique with one of the strongest merger and acquisition advising franchises in the world, was pressured by lagging mergers and acquisition (M&A) activity as well as the sudden death of founder and CEO Bruce Wasserstein in November 2009. The liquidation of Wasserstein's Lazard shares by his estate also added to the downward price pressure on the stock. While these events were unfortunate, we are still comfortable with Lazard's deep bench of investment talent and diversified mix of businesses. We also expect the firm to benefit as M&A activity picks up in the coming year.

Falling natural gas prices took their toll on natural gas exploration and production company Range Resources. However, we believe that Range Resources is trading at a significant discount and will inevitably rise along with gas prices. Superior Energy Services fell largely because of concerns about its backlog of business after completing a multi-year project for one of its major customers. We continue to like Superior's longer-term opportunities, positioning in the industry, and strategic execution. Finally, soft pricing in the property and casualty insurance market hurt Allied World Assurance. However, we believe that pricing will improve over time, and are also encouraged by the conservative underwriting and growth strategies of Allied's management.

On the other hand, holdings within the Consumer Discretionary, Materials and Health Care sectors--specifically Phillips-Van Heusen, Nordstrom, City National and Airgas--were key contributors to the Fund's performance. Phillips-Van Heusen, a designer of dress shirts and sportswear, gained after raising its earnings estimates and as a result of a favorable reception to its proposed acquisition of Tommy Hilfiger. We continue to believe that Phillips is well-positioned both domestically and internationally and are excited about its future. Nordstrom rose thanks to improving comparable-period earnings results over the past six months. We think that Nordstrom is benefiting from its unique position as an upscale retailer with offerings that appeal to the middle class. More importantly, we believe that Nordstrom's management has executed superbly during the downturn--keeping inventory channels lean so there are fewer markdowns to hurt gross margins--so we continue to like Nordstrom in an improving economy.

City National gained after the FDIC assisted it in acquiring Imperial Capital Bank in December, which also expands the regional commercial bank's footprint. Many investors, including us, like the risk/reward opportunities provided by the deal, and City National's management team (with its large insider position) has proven to be an excellent steward

Mid Cap Value
Fund Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	42.27%
Five year	-0.46%
Since inception	1.52%
(10/1/04)

Class C Shares
One year	47.00%
Since inception	-0.39%
(4/1/05)

Mid Cap Value
Fund Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares at NAV
One year	50.65%
Since inception	1.24%
(6/27/05)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 2.00%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

of shareholders' capital. Airgas, a leading distributor of industrial gases, has benefited significantly from a hostile takeover offer by Air Products. Since the offer exceeded our valuation of Airgas shares, we decided to exit the position.

Market Outlook

Despite their significant rally, in our opinion U.S. stocks in general do not appear to be overvalued based on historical comparisons and their 2011 and 2012 earnings prospects. So far, small- and mid-cap stocks have been the performance leaders, which is typical in the early stages of a recovery. A transition to large- and mega-caps leading the market could occur over the remainder of 2010. We believe that stocks in the Industrials,

Performance Comparison

Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. The value of an investment in Class A is plotted in the line graph. The value of an investment in another class of shares would be different.

Consumer Discretionary, and Information Technology sectors should offer good prospects for price appreciation. Regardless of sector or capitalization, stock selection will be critical this year. We also believe that 2010 is likely to be reminiscent of 2004--the rally in high-risk, low-quality stocks will subside, and quality and fundamentals will matter once again.

M&A activity tends to lag a recovering equity market. However, we believe that M&A will pick up globally over the course of the year since companies are generally still sitting on very high cash reserves. Private equity firms are also likely to be players as the market continues to improve.

Calvert Mid Cap Value Fund is well-positioned to benefit from a better environment for high-quality stocks. In our view, investors should start to favor high-quality stocks as they place more emphasis on company fundamentals. In an environment marked by rising interest rates, higher taxes, and the end of monetary stimulus, high-quality companies should have a unique advantage. Overall, we will continue to search for Fund holdings that have strong businesses and attractive cash flow characteristics, trade at attractive discounts to intrinsic value, and are likely to benefit from the recovering economy.

April 2010

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Lazard 3.12%, Range Resources 2.13%, Superior Energy Services 2.84%, Allied World Assurance 2.12%, Phillips-Van Heusen 3.64%, Nordstrom 3.09%, City National 3.11%, Imperial Capital Bank 0%, Airgas 0%, and Air Products 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Small Cap Value	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,137.20	$9.00
Hypothetical	$1,000.00	$1,016.50	$8.50
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,132.00	$14.30
Hypothetical	$1,000.00	$1,011.52	$13.49
(5% return per year before expenses)
Class I
Actual	$1,000.00	$1,142.20	$4.91
Hypothetical	$1,000.00	$1,020.34	$4.63
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.69%, 2.69%, and 0.92% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Mid Cap Value	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period** 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,143.70	$8.50
Hypothetical	$1,000.00	$1,017.00	$8.00
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,138.20	$13.81
Hypothetical	$1,000.00	$1,012.02	$12.99
(5% return per year before expenses)

Mid Cap Value - Cont'd	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period** 10/1/09 - 3/31/10
Class I
Actual	$1,000.00	$1,148.40	$4.61
Hypothetical	$1,000.00	$1,020.64	$4.33
(5% return per year before expenses)

**Expenses are equal to the Fund's annualized expense ratio of 1.59%, 2.59%, and 0.86% for Class A, Class C and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

SMALL CAP VALUE FUND
Statement of Net Assets
March 31, 2010
Equity Securities - 97.6%	Shares	Value
Aerospace & Defense - 2.8%
Hexcel Corp.*	104,278	$1,505,774

Capital Markets - 8.6%
Affiliated Managers Group, Inc.*	20,460	1,616,340
Stifel Financial Corp.*	19,938	1,071,668
Waddell & Reed Financial, Inc.	54,341	1,958,450
		4,646,458
Commercial Banks - 4.8%
First Midwest Bancorp, Inc.	87,856	1,190,449
Independent Bank Corp.	56,590	1,395,509
		2,585,958
Commercial Services & Supplies - 11.3%
Brink's Co.	62,389	1,761,242
Herman Miller, Inc.	78,470	1,417,168
Interface, Inc.	125,089	1,448,531
Standard Parking Corp.*	88,241	1,448,917
		6,075,858
Diversified Consumer Services - 2.8%
Steiner Leisure Ltd.*	33,715	1,494,249

Electrical Equipment - 8.9%
Acuity Brands, Inc.	36,051	1,521,713
Regal-Beloit Corp.	27,907	1,657,955
Thomas & Betts Corp.*	41,509	1,628,813
		4,808,481

Electronic Equipment & Instruments - 9.2%
Anixter International, Inc.*	35,089	1,643,920
Littelfuse, Inc.*	43,779	1,664,040
Plexus Corp.*	46,442	1,673,305
		4,981,265

Energy Equipment & Services - 2.5%
Superior Energy Services, Inc.*	64,123	1,347,865

Food Products - 5.1%
Lance, Inc.	49,596	1,147,155
TreeHouse Foods, Inc.*	37,011	1,623,673
		2,770,828

Equity Securities - Cont'd	Shares	Value
Gas Utilities - 1.9%
South Jersey Industries, Inc.	24,367	$1,023,170

Health Care Providers & Services - 2.5%
Owens & Minor, Inc.	29,082	1,349,114

Insurance - 5.5%
Hanover Insurance Group, Inc.	35,280	1,538,561
Markel Corp.*	3,734	1,398,980
		2,937,541
IT Services - 2.5%
Forrester Research, Inc.*	45,711	1,374,530

Machinery - 8.2%
IDEX Corp.	44,907	1,486,422
Middleby Corp.*	29,415	1,694,010
Snap-on, Inc.	28,505	1,235,407
		4,415,839
Metals & Mining - 2.6%
Compass Minerals International, Inc.	17,363	1,393,033

Multiline Retail - 2.5%
Saks, Inc.*	154,638	1,329,887

Oil, Gas & Consumable Fuels - 2.1%
Comstock Resources, Inc.*	34,853	1,108,325

Personal Products - 1.7%
Alberto-Culver Co.	34,533	903,038

Real Estate Investment Trusts - 2.7%
Corporate Office Properties Trust	35,795	1,436,453

Semiconductors & Semiconductor Equipment - 2.7%
Cymer, Inc.*	38,704	1,443,659

Software - 2.7%
Lawson Software, Inc.*	217,984	1,440,874

Equity Securities - Cont'd	Shares	Value
Textiles, Apparel & Luxury Goods - 4.0%
Phillips-Van Heusen Corp.	37,584	$2,155,818

Total Equity Securities (Cost $40,437,440)		52,528,017

	Principal
Time Deposit - 0.4%	Amount
State Street Corp. Time Deposit, 0.01%, 4/1/10	$211,516	211,516

Total Time Deposit (Cost $211,516)		211,516

TOTAL INVESTMENTS (Cost $40,648,956) - 98.0%		52,739,533
Other assets and liabilities, net - 2.0%		1,062,146
Net Assets - 100%		$53,801,679

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 of $0.01 of no par value shares authorized:
Class A: 2,425,279 shares outstanding		$37,941,569
Class C: 161,357 shares outstanding		2,573,575
Class I: 740,208 shares outstanding		13,684,183
Undistributed net investment income (loss)		(130,364)
Accumulated net realized gain (loss) on investments		(12,357,861)
Net unrealized appreciation (depreciation) on investments		12,090,577

Net Assets		$53,801,679

Net Asset Value Per Share:
Class A (based on net assets of $39,015,440)		$16.09
Class C (based on net assets of $2,477,522)		$15.35
Class I (based on net assets of $12,308,717)		$16.63

* Non-income producing security.

See notes to financial statements.

MID CAP VALUE FUND
Statement of Net Assets
March 31, 2010
Equity Securities - 96.6%	Shares	Value
Capital Markets - 12.8%
Affiliated Managers Group, Inc.*	20,645	$1,630,955
Invesco Ltd.	45,791	1,003,281
Lazard Ltd.	35,044	1,251,071
T. Rowe Price Group, Inc.	22,689	1,246,306
		5,131,613
Commercial Banks - 5.2%
City National Corp.	23,125	1,248,056
M&T Bank Corp.	10,440	828,727
		2,076,783
Commercial Services & Supplies - 3.5%
Brink's Co.	49,761	1,404,753

Containers & Packaging - 3.5%
Owens-Illinois, Inc.*	39,839	1,415,878

Diversified Telecommunication Services - 1.2%
Frontier Communications Corp.	66,155	492,193

Electrical Equipment - 1.8%
Thomas & Betts Corp.*	18,315	718,681

Electronic Equipment & Instruments - 2.8%
Avnet, Inc.*	38,009	1,140,270

Energy Equipment & Services - 2.8%
Superior Energy Services, Inc.*	54,265	1,140,650

Food Products - 2.4%
H.J. Heinz Co.	21,350	973,774

Health Care Equipment & Supplies - 2.8%
DENTSPLY International, Inc.	32,086	1,118,197

Health Care Providers & Services - 3.0%
AmerisourceBergen Corp.	41,762	1,207,757

Equity Securities - Cont'd	Shares	Value
Hotels, Restaurants & Leisure - 2.9%
Starbucks Corp.*	48,341	$1,173,236

Household Durables - 2.3%
Mohawk Industries, Inc.*	16,608	903,143

Insurance - 6.5%
Allied World Assurance Co. Holdings Ltd.	18,952	849,997
Markel Corp.*	2,399	898,809
Torchmark Corp.	15,993	855,786
		2,604,592
IT Services - 5.5%
Fiserv, Inc.*	20,902	1,060,986
Hewitt Associates, Inc.*	28,315	1,126,371
		2,187,357
Life Sciences - Tools & Services - 2.9%
Thermo Fisher Scientific, Inc.*	22,810	1,173,346

Machinery - 4.9%
IDEX Corp.	24,497	810,851
Snap-on, Inc.	26,690	1,156,745
		1,967,596
Media - 2.6%
Omnicom Group, Inc.	27,095	1,051,557

Metals & Mining - 1.9%
Compass Minerals International, Inc.	9,638	773,257

Multiline Retail - 3.1%
Nordstrom, Inc.	30,312	1,238,245

Oil, Gas & Consumable Fuels - 2.1%
Range Resources Corp.	18,213	853,643

Professional Services - 2.7%
Manpower, Inc.	19,162	1,094,533

Real Estate Investment Trusts - 2.7%
Boston Properties, Inc.	14,156	1,067,929

Software - 2.3%
ANSYS, Inc.*	21,580	930,961

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 3.1%
Tiffany & Co.	25,984	$1,233,980

Textiles, Apparel & Luxury Goods - 3.6%
Phillips-Van Heusen Corp.	25,461	1,460,443

Thrifts & Mortgage Finance - 2.5%
People's United Financial, Inc.	64,037	1,001,539

Trading Companies & Distributors - 3.2%
W.W. Grainger, Inc.	11,761	1,271,599

Total Equity Securities (Cost $32,567,627)		38,807,505

	Principal
Time Deposit - 3.2%	Amount
State Street Corp. Time Deposit, 0.01%, 4/1/10	$1,263,917	1,263,917

Total Time Deposit (Cost $1,263,917)		1,263,917

TOTAL INVESTMENTS (Cost $33,831,544) - 99.8%		40,071,422
Other assets and liabilities, net - 0.2%		86,450
Net Assets - 100%		$40,157,872

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock with 250,000,000 of $0.01 par value shares authorized:
Class A: 1,860,066 shares outstanding		$33,936,756
Class C: 168,625 shares outstanding		3,188,011
Class I:433,365 shares outstanding		7,413,581
Undistributed net investment income (loss)		(34,679)
Accumulated net realized gain (loss) on investments		(10,585,675)
Net unrealized appreciation (depreciation) on investments		6,239,878

Net Assets		$40,157,872

Net Asset Value Per Share
Class A (based on net assets of $30,288,376)		$16.28
Class C (based on net assets of $2,625,024)		$15.57
Class I (based on net assets of $7,244,472)		$16.72

* Non-income producing security.

See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2010
	Small Cap	Mid Cap
Net Investment Income	Value Fund	Value Fund
Investment Income:
Interest income	$317	$76
Dividend income	259,202	244,465
Total investment income	259,519	244,541

Expenses:
Investment advisory fee	189,276	118,695
Transfer agency fees and expenses	93,139	72,193
Administrative fees	53,979	40,828
Distribution Plan expenses:
Class A	45,299	34,523
Class C	10,416	12,354
Directors' fees and expenses	3,064	2,181
Custodian fees	9,168	7,469
Registration fees	16,537	16,462
Reports to shareholders	15,233	18,018
Professional fees	10,922	10,427
Accounting fees	4,019	2,893
Miscellaneous	4,258	1,133
Total expenses	455,310	337,176
Reimbursement from Advisor:
Class A	(45,395)	(41,282)
Class C	(6,044)	(6,290)
Class I	(13,644)	(10,263)
Fees paid indirectly	(92)	(117)
Net expenses	390,135	279,224

Net Investment Income (Loss)	(130,616)	(34,683)

Realized and Unrealized
Gain (Loss) on Investments
Net realized gain (loss)	897,781	932,519
Change in unrealized appreciation or (depreciation)	6,141,671	4,104,408

Net Realized and Unrealized
Gain (Loss) on Investments	7,039,452	5,036,927

Increase (Decrease) in Net Assets
Resulting From Operations	$6,908,836	$5,002,244

See notes to financial statements.

Small Cap Value Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($130,616)	$1,072
Net realized gain (loss) on investments	897,781	(7,341,852)
Change in unrealized appreciation (depreciation)	6,141,671	3,742,232

Increase (Decrease) in Net Assets
Resulting From Operations	6,908,836	(3,598,548)

Capital share transactions:
Shares sold:
Class A Shares	6,392,820	13,705,647
Class C Shares	590,302	550,658
Class I Shares	602,638	3,268,292
Redemption fees:
Class A Shares	218	2,599
Class C Shares	59	40
Shares redeemed:
Class A Shares	(6,401,494)	(8,484,351)
Class C Shares	(284,128)	(258,701)
Class I Shares	(2,374,869)	(4,039,188)
Total capital share transactions	(1,474,454)	4,744,996

Total Increase (Decrease) in Net Assets	5,434,382	1,146,448

Net Assets
Beginning of period	48,367,297	47,220,849
End of period (including net investment loss of $130,364 and
undistributed net investment income of $252, respectively)	$53,801,679	$48,367,297

Capital Share Activity
Shares sold:
Class A Shares	442,631	1,143,559
Class C Shares	42,460	47,008
Class I Shares	39,908	288,120
Shares redeemed:
Class A Shares	(426,294)	(722,967)
Class C Shares	(20,451)	(22,709)
Class I Shares	(153,499)	(340,570)
Total capital share activity	(75,245)	392,441

See notes to financial statements.

Mid Cap Value Fund
Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2010	2009
Operations:
Net investment income (loss)	($34,683)	$143,640
Net realized gain (loss) on investments	932,519	(6,036,325)
Change in unrealized appreciation (depreciation)	4,104,408	2,714,646

Increase (Decrease) in Net Assets
Resulting From Operations	5,002,244	(3,178,039)

Distributions to shareholders from:
Net investment income:
Class A Shares	(89,548)	--
Class I Shares	(53,764)	--
Total distributions	(143,312)	--

Capital share transactions:
Shares sold:
Class A Shares	3,720,826	6,712,373
Class C Shares	288,190	541,661
Class I Shares	625,070	3,636,494
Reinvestment of distributions:
Class A Shares	82,766	--
Class I Shares	53,764	--
Redemption fees:
Class A Shares	271	1,199
Class C Shares	--	327
Shares redeemed:
Class A Shares	(4,065,405)	(9,649,255)
Class C Shares	(422,408)	(485,125)
Class I Shares	(227,257)	(2,683,560)
Total capital share transactions	55,817	(1,925,886)

Total Increase (Decrease) in Net Assets	4,914,749	(5,103,925)

Net Assets
Beginning of period	35,243,123	40,347,048
End of period (including net investment loss of $34,679 and
undistributed net investment income of $143,316, respectively)	$40,157,872	$35,243,123

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2010	2009
Shares sold:
Class A Shares	246,672	559,745
Class C Shares	19,792	46,634
Class I Shares	40,103	303,501
Reinvestment of distributions:
Class A Shares	5,388	--
Class I Shares	3,416	--
Shares redeemed:
Class A Shares	(272,821)	(807,525)
Class C Shares	(29,054)	(43,637)
Class I Shares	(14,853)	(227,844)
Total capital share activity	(1,357)	(169,126)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Small Cap Value Fund and Calvert Mid Cap Value Fund (the "Funds"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operation of each series is accounted for separately. The Small Cap Value and Mid Cap Value Funds offer Class A, Class C and Class I shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors to value their investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of
March 31, 2010:
Small Cap Value	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$52,528,017	--	--	$52,528,017
Other debt obligations	--	$211,516	--	211,516
TOTAL	$52,528,017	$211,516	--	$52,739,533

Mid Cap Value	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$38,807,505	--	--	$38,807,505
Other debt obligations	--	$1,263,917	--	1,263,917
TOTAL	$38,807,505	$1,263,917	--	$40,071,422

*For further breakdown of equity securities by industry, please refer to the Statements of Net Assets.

Repurchase Agreements: The Funds may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, hold underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund

Expense Offset Arrangements: The Funds have an arrangement with their custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Funds' cash on deposit with the bank. These credits are used to reduce the Funds' expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .75% and .65% of the average daily net assets for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $35,306 and $21,951 was payable at period end for Small Cap Value and Mid Cap Value, respectively. In addition, $20,320 and $16,029 was payable at period end for operating expenses paid by the Advisor during March 2010 for Small Cap Value and Mid Cap Value, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. For the purposes of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses. To the extent that any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

The contractual expense caps are as follows:
	Class A	Class C	Class I
Small Cap Value	1.69%	2.69%	0.92%
Mid Cap Value	1.59%	2.59%	0.86%

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Class A and Class C shares and .10% for Class I shares based on the average daily net assets of each Fund. Under the terms of the agreement, $10,101 and $7,541 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Distribution Plans, adopted by the Funds, allow the Funds to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .35% and 1.00% annually of average daily net assets of each Fund's Class A and Class C shares, respectively. The amount actually paid by the Funds is an annualized fee, payable monthly of .25% and 1.00% of each Fund's average daily net assets of Class A and Class C, respectively. Class I shares do not have Distribution Plan expenses. Under the terms of the agreement, $10,528 and $8,595 was payable at period end for Small Cap Value and Mid Cap Value, respectively.

The Distributor received $5,837 and $5,629 as its portion of the commissions charged on sales of Small Cap Value and Mid Cap Value Class A shares, respectively, for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CSSI received a fee of $14,134 and $16,146 for the six months ended March 31, 2010 for Small Cap Value and Mid Cap Value, respectively. Under the terms of the agreement, $2,458 and $2,774 was payable at period end for Small Cap Value and Mid Cap Value, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:
	Small Cap Value	Mid Cap Value
Purchases	$14,990,277	$7,318,057
Sales	16,369,746	7,885,416

The following table presents the cost of investments owned at March 31, 2010 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2010.
	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Unrealized Appreciation	Unrealized (Depreciation)
Small Cap Value	$40,923,268	$11,816,265	$12,226,442	($410,177)
Mid Cap Value	34,329,580	5,741,842	6,928,679	(1,186,837)

Net realized capital loss carryforwards for federal income tax purposes of $18,476, $466,140, $845,607 and $4,800,742 in Small Cap Value and $141,286 and $7,271,654 in Mid Cap Value at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2014, September 2015, September 2016 and September 2017, respectively for Small Cap Value and September 2016 and September 2017, respectively for Mid Cap Value.

Small Cap Value and Mid Cap Value intend to elect to defer net capital losses of $6,830,562 and $3,553,920, respectively, incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Funds had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Funds under the Agreement were as follows:
Fund	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Small Cap	$2,808	1.47%	$330,078	March 2010
Mid Cap	$613	1.46%	$111,574	March 2010

Note E - Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Small Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$14.14	$15.61	$18.95
Income from investment operations
Net investment income (loss)	(.05)	(.02)	(.04)
Net realized and unrealized gain (loss)	2.00	(1.45)	(3.30)
Total from investment operations	1.95	(1.47)	(3.34)
Total increase (decrease) in net asset value	1.95	(1.47)	(3.34)
Net asset value, ending	$16.09	$14.14	$15.61

Total return*	13.79%	(9.42%)	(17.63%)
Ratios to average net assets: A
Net investment income (loss)	(.66%) (a)	(.18%)	(.21%)
Total expenses	1.94% (a)	2.09%	1.88%
Expenses before offsets	1.69% (a)	1.70%	1.70%
Net expenses	1.69% (a)	1.69%	1.69%
Portfolio turnover	31%	61%	62%
Net assets, ending (in thousands)	$39,015	$34,051	$31,035

		Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005 #(z)
Net asset value, beginning	$17.19	$16.16	$15.00
Income from investment operations
Net investment income (loss)	.01	(.04)	(.15)
Net realized and unrealized gain (loss)	1.75	1.08	1.31
Total from investment operations	1.76	1.04	1.16
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.76	1.03	1.16
Net asset value, ending	$18.95	$17.19	$16.16

Total return*	10.24%	6.43%	7.73%
Ratios to average net assets: A
Net investment income (loss)	.03%	(.30%)	(1.01%) (a)
Total expenses	1.84%	1.98%	2.40% (a)
Expenses before offsets	1.72%	1.77%	1.80% (a)
Net expenses	1.69%	1.69%	1.69% (a)
Portfolio turnover	46%	63%	39%
Net assets, ending (in thousands)	$42,407	$28,584	$19,060

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	$13.55	$15.08	$18.50
Income from investment operations
Net investment income (loss)	(.09)	(.12)	(.20)
Net realized and unrealized gain (loss)	1.89	(1.41)	(3.22)
Total from investment operations	1.80	(1.53)	(3.42)
Total increase (decrease) in net asset value	1.80	(1.53)	(3.42)
Net asset value, ending	$15.35	$13.55	$15.08

Total return*	13.28%	(10.15%)	(18.49%)
Ratios to average net assets: A
Net investment income (loss)	(1.65%) (a)	(1.17%)	(1.21%)
Total expenses	3.27% (a)	3.64%	3.22%
Expenses before offsets	2.69% (a)	2.70%	2.70%
Net expenses	2.69% (a)	2.69%	2.69%
Portfolio turnover	31%	61%	62%
Net assets, ending (in thousands)	$2,478	$1,889	$1,735

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005 ## (z)
Net asset value, beginning	$16.94	$16.09	$15.70
Income from investment operations
Net investment income (loss)	(.13)	(.12)	(.13)
Net realized and unrealized gain (loss)	1.69	.98	.52
Total from investment operations	1.56	.86	.39
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.56	.85	.39
Net asset value, ending	$18.50	$16.94	$16.09

Total return*	9.21%	5.34%	2.48%
Ratios to average net assets: A
Net investment income (loss)	(.96%)	(1.29%)	(2.04%) (a)
Total expenses	3.29%	6.11%	21.28% (a)
Expenses before offsets	2.72%	2.77%	2.80% (a)
Net expenses	2.69%	2.69%	2.69% (a)
Portfolio turnover	46%	63%	24%
Net assets, ending (in thousands)	$2,095	$734	$203

See notes to financial highlights.

Small Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$14.56	$15.94	$19.31
Income from investment operations
Net investment income	.02	.08	.08
Net realized and unrealized gain (loss)	2.05	(1.46)	(3.35)
Total from investment operations	2.07	(1.38)	(3.27)
Distributions from
Net investment income	--	--	(.10)
Total distributions	--	--	(.10)
Total increase (decrease) in net asset value	2.07	(1.38)	(3.37)
Net asset value, ending	$16.63	$14.56	$15.94

Total return*	14.22%	(8.66%)	(17.01%)
Ratios to average net assets: A
Net investment income	.11% (a)	.60%	.58%
Total expenses	1.14% (a)	1.16%	1.11%
Expenses before offsets	.92% (a)	.93%	.93%
Net expenses	.92% (a)	.92%	.92%
Portfolio turnover	31%	61%	62%
Net assets, ending (in thousands)	$12,309	$12,428	$14,450

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005###(z)
Net asset value, beginning	$17.38	$16.22	$14.69
Income from investment operations
Net investment income (loss)	.11	.06	(.01)
Net realized and unrealized gain (loss)	1.82	1.11	1.54
Total from investment operations	1.93	1.17	1.53
Distributions from
Net realized gain	--	(.01)	--
Total distributions	--	(.01)	--
Total increase (decrease) in net asset value	1.93	1.16	1.53
Net asset value, ending	$19.31	$17.38	$16.22

Total return*	11.10%	7.21%	10.42%
Ratios to average net assets: A
Net investment income (loss)	.80%	.49%	(.21%) (a)
Total expenses	1.14%	1.50%	3.31% (a)
Expenses before offsets	.95%	1.00%	1.03% (a)
Net expenses	.92%	.92%	.92% (a)
Portfolio turnover	46%	63%	21%
Net assets, ending (in thousands)	$13,145	$5,136	$1,750

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010	2009	2008
Net asset value, beginning	$14.28	$15.32	$20.45
Income from investment operations
Net investment income (loss)	(0.02)	.05	(.03)
Net realized and unrealized gain (loss)	2.07	(1.09)	(4.62)
Total from investment operations	2.05	(1.04)	(4.65)
Distributions from
Net investment income	(0.05)	--	--
Net realized gain	--	--	(.48)
Total distributions	(0.05)	--	(.48)
Total increase (decrease) in net asset value	2.00	(1.04)	(5.13)
Net asset value, ending	$16.28	$14.28	$15.32

Total return*	14.37%	(6.79%)	(23.26%)
Ratios to average net assets: A
Net investment income (loss)	(.25%) (a)	.41%	(.16%)
Total expenses	1.89% (a)	2.00%	1.72%
Expenses before offsets	1.59% (a)	1.60%	1.61%
Net expenses	1.59% (a)	1.59%	1.59%
Portfolio turnover	21%	40%	49%
Net assets, ending (in thousands)	$30,288	$26,867	$32,611

	Periods Ended
	September 30,	September 30,	September 30,
Class A Shares	2007	2006	2005 #(z)
Net asset value, beginning	$18.39	$17.16	$15.00
Income from investment operations
Net investment income (loss)	(.02)	.04	(.14)
Net realized and unrealized gain (loss)	2.26	1.42	2.30
Total from investment operations	2.24	1.46	2.16
Distributions from
Net investment income	(.03)	--	--
Net realized gain	(.15)	(.23)	--
Total distributions	(.18)	(.23)	--
Total increase (decrease) in net asset value	2.06	1.23	2.16
Net asset value, ending	$20.45	$18.39	$17.16

Total return*	12.24%	8.60%	14.40%
Ratios to average net assets: A
Net investment income (loss)	(.11%)	.27%	(.89%) (a)
Total expenses	1.66%	1.76%	2.29% (a)
Expenses before offsets	1.62%	1.67%	1.69% (a)
Net expenses	1.59%	1.59%	1.59% (a)
Portfolio turnover	43%	37%	55%
Net assets, ending (in thousands)	$46,486	$34,010	$19,362

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010	2009	2008
Net asset value, beginning	13.68	$14.82	$20.00
Income from investment operations
Net investment income (loss)	(0.09)	(.06)	(.22)
Net realized and unrealized gain (loss)	1.98	(1.08)	(4.48)
Total from investment operations	1.89	(1.14)	(4.70)
Distributions from
Net realized gain	--	--	(.48)
Total distributions	--	--	(.48)
Total increase (decrease) in net asset value	1.89	(1.14)	(5.18)
Net asset value, ending	$15.57	$13.68	$14.82

Total return*	13.82%	(7.69%)	(24.04%)
Ratios to average net assets: A
Net investment income (loss)	(1.25%) (a)	(.58%)	(1.17%)
Total expenses	3.10% (a)	3.33%	2.82%
Expenses before offsets	2.59% (a)	2.60%	2.61%
Net expenses	2.59% (a)	2.59%	2.59%
Portfolio turnover	21%	40%	49%
Net assets, ending (in thousands)	$2,625	$2,434	$2,591

		Periods Ended
	September 30,	September 30,	September 30,
Class C Shares	2007	2006	2005 ##(z)
Net asset value, beginning	$18.13	$17.09	$16.62
Income from investment operations
Net investment income (loss)	(.11)	(.08)	(.13)
Net realized and unrealized gain (loss)	2.13	1.35	.60
Total from investment operations	2.02	1.27	.47
Distributions from
Net realized gain	(.15)	(.23)	--
Total distributions	(.15)	(.23)	--
Total increase (decrease) in net asset value	1.87	1.04	.47
Net asset value, ending	$20.00	$18.13	$17.09

Total return*	11.17%	7.51%	2.83%
Ratios to average net assets: A
Net investment income (loss)	(1.09%)	(.66%)	(1.86%)(a)
Total expenses	2.86%	4.44%	11.25% (a)
Expenses before offsets	2.62%	2.67%	2.69% (a)
Net expenses	2.59%	2.59%	2.59% (a)
Portfolio turnover	43%	37%	34%
Net assets, ending (in thousands)	$3,636	$1,366	$382

See notes to financial highlights.

Mid Cap Value Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2010	2009	2008
Net asset value, beginning	$14.68	$15.63	$20.74
Income from investment operations
Net investment income	.03	.14	.08
Net realized and unrealized gain (loss)	2.14	(1.09)	(4.71)
Total from investment operations	2.17	(.95)	(4.63)
Distributions from
Net investment income	(.13)	--	--
Net realized gain	--	--	(.48)
Total distributions	(.13)	--	(.48)
Total increase (decrease) in net asset value	2.04	(.95)	(5.11)
Net asset value, ending	$16.72	$14.68	$15.63

Total return*	14.84%	(6.08%)	(22.83%)
Ratios to average net assets: A
Net investment income	.48% (a)	1.13%	.63%
Total expenses	1.18% (a)	1.25%	1.21%
Expenses before offsets	.86% (a)	.87%	.88%
Net expenses	.86% (a)	.86%	.86%
Portfolio turnover	21%	40%	49%
Net assets, ending (in thousands)	$7,244	$5,943	$5,145

		Periods Ended
	September 30,	September 30,	September 30,
Class I Shares	2007	2006	2005 ####(z)
Net asset value, beginning	$18.57	$17.20	$16.70
Income from investment operations
Net investment income (loss)	.08	.13	(.01)
Net realized and unrealized gain (loss)	2.33	1.47	.51
Total from investment operations	2.41	1.60	.50
Distributions from
Net investment income	(.09)	--	--
Net realized gain	(.15)	(.23)	--
Total distributions	(.24)	(.23)	--
Total increase (decrease) in net asset value	2.17	1.37	.50
Net asset value, ending	$20.74	$18.57	$17.20

Total return*	13.05%	9.40%	2.99%
Ratios to average net assets: A
Net investment income (loss)	.63%	1.18%	(.17%) (a)
Total expenses	1.34%	2.54%	14.06% (a)
Expenses before offsets	.89%	.94%	.96% (a)
Net expenses	.86%	.86%	.86% (a)
Portfolio turnover	43%	37%	28%
Net assets, ending (in thousands)	$3,250	$1,670	$346

See notes to financial highlights.

A   Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

#   From October 1, 2004 inception.

##  From April 1, 2005 inception.

###   From April 29, 2005 inception.

####   From June 27, 2005 inception.

*  Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a)  Annualized.

(z)  Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory Contracts

At a meeting held on December 8, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved with respect each Fund the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the respective Investment Subadvisory Agreement between the Advisor and the Subadvisor.

In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund. Prior to voting, the disinterested Directors reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement and the Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing each Fund's advisory fee; comparative performance, fee and expense information for each Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of each Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Funds, the effect of each Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Funds. The Board discussed the Advisor's effectiveness in monitoring the performance of the Funds' Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

In considering the Funds' performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:

Small Cap Value Fund. The Fund's performance was above the median of its peer group for the one- and three-year periods ended June 30, 2009. For the one- and three-year periods ended June 30, 2009, the Fund outperformed its Lipper index. The Board took into account management's discussion of the Fund's performance, including the improvement in the Fund's performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

Mid Cap Value Fund. For the one- and three-year periods ended June 30, 2009, the Fund's performance was above the median of its peer group. The data also indicated that the Fund underperformed its Lipper index for the same one- and three-year periods. The Board took into account management's discussion of the Fund's performance and the Fund's improved performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Funds' fees and expenses, the Board compared each Fund's fees and total expense ratio with various comparative data for the funds in its peer group. This data and the conclusions of the Board with respect to that data, included the following:

Small Cap Value Fund. The Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

Mid Cap Value Fund. The Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Fund. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a Fund-by-Fund basis. In reviewing the overall profitability of each advisory fee to the Funds' Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to each Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with each Fund in terms of the total amount of annual advisory fees it received with respect to that Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board also noted that the Advisor had reimbursed expenses of the Funds. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. The Board also noted that the Advisor paid the Subadvisor's subadvisory fees out of the advisory fees it received from the Funds. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with each Fund was reasonable.

The Board considered the effect of each Fund's current size and potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate given each Fund's current size. The Board noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

In evaluating the Investment Subadvisory Agreement with respect to each Fund, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated on a Fund-by-Fund basis, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the performance record of each Fund and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, each Fund's performance for the one- and three-year periods ended June 30, 2009 as compared to that Fund's peer group and noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Funds, the Board noted that the subadvisory fees under the Investment Subadvisory Agreement were paid by the Advisor out of the advisory fees that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fees at arm's length. In addition, the Board considered comparative fee information with respect to both Funds. Based upon its review, the Board determined that the subadvisory fee was reasonable with respect to each Fund. Because the Advisor pays the Subadvisor's subadvisory fees and the subadvisory fees were negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Funds to be a material factor in its consideration, although the Board noted that the subadvisory fees for each Fund contained breakpoints.

In reapproving the Investment Subadvisory Agreement with respect to each Fund, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage each Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) with respect to each Fund, the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (f) each Fund's advisory and subadvisory fees are reasonable in relation to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement with respect to each Fund would be in the best interests of the Fund and its shareholders.

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Semi-Annual Report
March 31, 2010

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1	President's Letter
4	Portfolio Management Discussion
14	Shareholder Expense Example
17	Statements of Net Assets
23	Statements of Operations
24	Statements of Changes in Net Assets
27	Notes to Financial Statements
33	Financial Highlights
38	Explanation of Financial Tables
40	Proxy Voting and Availability of Quarterly Portfolio Holdings
40	Basis for Board's Approval of Investment Advisory Contracts

Dear Shareholders:

Over the six-month reporting period, the global financial markets climbed higher amidst periods of volatility, as global stimulus policies took hold and economies worked to emerge from the worst recession in 50 years. By the end of 2009, corporate bonds had staged a remarkable nine-month rally, and stocks moved to 18-month highs in March 2010.

Early in 2010, the equity and fixed-income markets were buffeted by an array of concerns, including proposed U.S. financial regulations, trouble in China's economy, high levels of unemployment globally, and worries about the sovereign credit quality of Greece and other European countries. By the end of the reporting period, however, the markets had steadied and resumed their climb, reassured by the release of more positive economic data--particularly relating to the consumer sector.

Looking ahead, we see encouraging signs of economic recovery. However, we also anticipate that there will be a period of transition. Both the equity and fixed-income markets are likely to be challenged by interest-rate uncertainty, increased market volatility, and concerns about mounting government debt. In this environment, we believe that investment strategies that include sustainability criteria may be better positioned to provide long-term value.

Markets Move Higher

In a welcome reversal from the much more difficult time periods of 2008 and early 2009, U.S. stock indexes reported solid six-month gains across all styles, strategies, and capitalization ranges. The large-cap Russell 1000 Index and the Standard & Poor's 500 Index returned 12.11% and 11.75%, respectively. Small- and mid-cap indexes, as well as value and growth indexes, all posted healthy returns. On the international front, the MSCI EAFE Investable Market Index (IMI), a benchmark for international stocks, edged up 3.25%, and the MSCI Emerging Markets IMI was up 12.02%.

Following their robust rally of 2009, corporate bonds recorded more modest gains for the six-month reporting period, with the Barclays Capital U.S. Credit Index up 3.33%. Money market returns remained low, reflecting the Federal Reserve's continued target of 0% to 0.25% for the federal funds rate.

Sustainable and Responsible Investing

As the global economy slowly recovers and the Obama administration and Congress negotiate financial reform and implement the new health care law, priorities for sustainability initiatives worldwide have clearly shifted and realigned. On the environmental front, for instance, while last December's Copenhagen Summit didn't result in legally binding emissions targets, the major world economies did agree to carbon emissions limits.

In this complex environment, we believe it's more important than ever for sustainable investors to retain their focus on and commitment to initiatives that advance environmental, social, and corporate governance responsibilities. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

In March 2010, the United Nations Global Compact and the United Nations Development Fund for Women (UNIFEM) launched the Women's Empowerment Principles, extending the goals underlying the Calvert Women's Principles® to an international audience. The Women's Empowerment Principles set out guidelines for international business practices that establish high-level corporate support for gender equality, promote professional development for women, and measure and publicly report on companies' progress to achieve gender equality.

Board Diversity Front and Center

Calvert has been a rigorous advocate for minority and female representation on corporate boards of directors since the passage of the Sarbanes-Oxley Act of 2002. Last December, we filed our 50th shareholder resolution on board diversity, marking years of engagement with hundreds of companies on this issue. In March, Ceres, an organization of investors focused on sustainability, released a report called The 21st Century Corporation: The Ceres Roadmap for Sustainability, which lays out 20 key expectations for companies related to disclosure, governance, stakeholder engagement, and performance on key environmental and sustainability issues. We are proud that Ceres highlighted Calvert's work on board diversity in the report.

Recently, the Securities and Exchange Commission (SEC) approved board diversity disclosure requirements in proxy statements. To bolster the impact of this SEC requirement, Calvert has provided a scorecard that outlines the approach taken by companies in the Russell 1000 Index that have filed proxies since March 1, 2010. The scorecard compares board diversity disclosures from 2009 and 2010 and analyzes any progress. We believe that companies with high standards of corporate governance, including diverse boards, are better positioned to compete in the global marketplace.

On the Road to Recovery

Looking ahead, we believe that the worst of the recession is behind us. However, the economic recovery will be uneven, with ongoing market volatility. On a positive note, the global financial markets have continued to rally and the U.S. economy is showing improved vital signs. Investors, while still cautious, have become less risk-averse, moving away from the lowest-yielding securities. Most recently, encouraging data has shown that U.S. manufacturing and production levels are up, along with consumer spending and retail sales.

Global fiscal concerns, however, may still prove to be a significant drag on the pace of recovery. At home and abroad, governments at all levels are facing major fiscal challenges. Concerns about Greece's sovereign debt have spread to other European countries, unsettling the euro and raising concerns about countries in other regions as well.

In the U.S., as the government removes fiscal and monetary stimulus from the system, the economy must find a self-sustaining balance to continue its forward momentum. Of course, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to redress some of the systemic imbalances revealed in our global financial system, providing additional stability to the economy and markets.

We believe that the U.S. and global economic recovery will move ahead at a pace largely determined by businesses and the consumer. Corporate earnings reports have been strong and businesses appear to be positioned for growth, with larger inventories and increased spending on equipment. In terms of the consumer, however, as long as unemployment, foreclosures, and consumer debt remain relatively high, it will be difficult for the economic expansion to truly take hold.

Check Your Portfolio Allocations

In view of shifting market conditions, it may be wise to review your overall portfolio asset allocation and investment strategy with your financial advisor. Check to ensure that your target mix of U.S. and international stocks, bonds, and cash is well-diversified and appropriate given your investment goals, stage of life, and attitude toward risk.

We encourage you to visit our web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2010

Portfolio Management Discussion

Jens Peers
of KBC Asset Management International Ltd.

Performance

Calvert Global Alternative Energy Fund Class A shares (at NAV) returned -13.88% for the six-month period ended March 31, 2010 versus -8.16% for the Ardour Global Alternative Energy Index. The Fund's underperformance resulted from an underweight to the Efficiency sub-sector.

Investment Climate

Against a background of low interest rates, attractive stock valuations, and a recovery in economic growth and profits, the period was a positive one for equities, and markets have subsequently performed strongly.

However, near-term negative sentiment has put significant pressure on the Alternative Energy sector, and it underperformed the broader equity market from October 2009 onward. This is due to the failure to reach a binding all-encompassing agreement at the Copenhagen Climate Change Summit in

1. The fund's Board of Directors approved a change to the benchmark from the MSCI World Index to the Ardour Global Alternative Energy Index during the period so the Fund's composition would be more closely aligned with the benchmark. While the MSCI World Index covers the broad global market, the new benchmark focuses on the alternative energy industry. The return of the MSCI World Index for the one-year period ended September 30, 2009 was -1.64%.

Global Alternative
Energy Fund Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	-13.88%	22.78%
Class C	-14.23%	21.72%
Class I	-13.64%	23.41%
Ardour Global Alternative Energy Index	-8.16%	34.48%
MSCI World Index	7.67%	53.23%
Lipper Global Natural Resources Funds Average	6.05%	54.04%

Economic Sectors	% of Total Investments
Consumer Discretionary	1.0%
Consumer Staples	2.3%
Industrials	46.9%
Information Technology	11.7%
Materials	6.3%
Time Deposit	0.3%
Utilities	31.5%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Vestas Wind Systems A/S	7.4%
MEMC Electronic Materials, Inc.	5.7%
Iberdrola Renovables SA	5.3%
Gamesa Corp. Tecnologica SA	4.2%
Scottish & Southern Energy plc	4.1%
FPL Group, Inc.	4.1%
Hansen Transmissions International NV	4.0%
EDP Renovaveis SA	4.0%
Covanta Holding Corp.	3.6%
American Superconductor Corp.	3.4%
Total	45.8%

* Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

Global Alternative
Energy Fund Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-16.88%
Since inception	-17.91%
(5/31/07)
Class C Shares
One year	20.72%
Since inception	-19.43%
(7/31/07)

Global Alternative
Energy Fund Statistics
March 31, 2010
Average Annual Total Returns
Class I Shares
One year	23.41%
Since inception	-16.09%
(5/31/07)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 2.37%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

December and the delay in U.S. climate legislation. The near-term uncertainty and challenges in the Solar and Wind alternative energy sub-sectors have also weighed heavily on the sector as a whole.

Overall, earnings results in the Wind sub-sector were mixed. With such weak momentum, markets have focused on the disappointments such as Vestas and Gamesa rather than the solid earnings coming from Iberdrola Renovables and EDP Renovaveis. Given the significant amount of Fund holdings that trade in Europe, the appreciation of the U.S. dollar against the euro also hurt performance. This was particularly notable in the Solar sub-sector.

Also, as concerns mount about the possibility of Greece defaulting on its debt, investors have become concerned about the difficulties spreading to Portugal and Spain, where several large wind-related companies are headquartered.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A and Class I shares is plotted in the line graph. The value of an investment in another class of shares would be different.

Portfolio Strategy

Sector allocation was the primary cause for the Fund's underperformance of the benchmark, while stock selection was more positive--particularly in the Utilities and Fuelcell sub-sectors.

The most significant cause of the Fund's underperformance was its underweight to the Efficiency sub-sector, which gained nearly 40% during a period when most sub-sectors were in negative territory. We classify the Fund's holding of Itron, an efficiency company, as part of its 20% allocation to non-Alternative Energy holdings. While we are eager to increase the Fund's exposure to the Efficiency sub-sector, the valuations of many companies in the energy efficiency business currently seem quite high. As a result, any increase in exposure will require a great deal of selectivity.

The Fund's bias towards the Wind sub-sector also negatively impacted performance as it fell 25% during the reporting period. Declining orders and insight into 2010 results negatively affected investor sentiment toward wind companies. For example, Hansen Transmissions issued a cautious trading statement indicating a 15% cut in its outlook for 2010 earnings guidance.

We increased our exposure to solar stocks during November as the outlook for those companies in the first half of 2010 became clearer. Comments from leading cell and module manufacturers confirmed that there is strong demand from Germany for their products. We also began to see announcements of new capacity from Asian manufacturers, which we felt would lead to new orders. Despite this, the sub-sector continued to struggle amid uncertainty regarding the severity of the expected mid-2010 cuts to current solar feed-in tariffs in Germany.

Stock selection within the Fuelcell sub-sector was a positive for the Fund. Johnson Matthey's shares rose following publication of the company's twice-yearly update on the platinum markets. The company also posted stronger-than-expected quarterly results, mainly due to improved demand in its environmental division. Similarly, sales from distributor Plug Power gained momentum, boosting shares of Ballard--the exclusive supplier of fuel cell stacks to the company. Plug Power expects sales of these units to increase by more than 80% over 2009 levels in 2010.

South American utility Enersis was also a strong performer, thanks to the strength of developing markets overall. The strength in Enersis shares came despite quarterly results which only matched most analysts' expectations.

Outlook

The easy money has been made during the market bounce of the last 12 months, and markets are likely to grind upward from here. The economic recovery appears to be on a sustainable path, and corporate profits in particular continue to come in ahead of expectations. Equity markets themselves are a good leading indicator of activity, and they suggest that economic data in coming months will continue to be good--so short-term equity market momentum is likely to remain positive.

However, we have been in a "sweet spot" where extremely low interest rates, attractive stock valuations, and a recovery in economic growth and profits have been positive for equities. Perhaps paradoxically, the more assured the recovery becomes over the coming months, the higher the probability that central banks will start to tighten interest rates again. Historically, such phases have tended to burst the "sweet spot" for a period and markets have tended to struggle. Nevertheless, we remain comfortable that the economic recovery will continue and we expect a gradual move to a "new normal" world that is less exuberant than the world that entered the recession.

The volatility in alternative energy shares was a key feature of the past six months and will probably continue in the short term. However, over the longer term, wind and solar energy continue to enjoy technological, cost, and regulatory advantages that point to more of these technologies being deployed to meet stretching renewable energy targets over the coming decade.

While the failure to achieve a binding agreement at the Copenhagen Climate Summit was a clear disappointment, there were a number of signs in all major economies across the world that show continued regulatory support for encouraging investment in renewable energy technologies. This includes the United States, China, India, the United Kingdom, and Japan either announcing their initial future emission targets or strengthening their targets from previously stated levels. Also, the passage of the health-reform bill in the United States means that policymakers may turn their attention to climate legislation, which would be a strong catalyst for the sector.

More than 50 countries have now stated renewable energy targets and, in aggregate, these targets are aggressive relative to renewable energy's current percentage of the total energy mix across the globe. As countries strive to reach these targets, opportunities should arise for the companies in the Fund.

April 2010

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Vestas 7.40%, Gamesa 4.20%, Iberdrola Renovables 5.26%, EDP Renovaveis 4.05%, Itron 0.60%, Hansen Transmissions 4.05%, Johnson Matthey 1.70%, Plug Power 0%, Ballard 0.54%, and Enersis 0.89%. All holdings are subject to change without notice.

Portfolio Management Discussion

Jens Peers
of KBC Asset Management International Ltd.

Performance

Calvert Global Water Fund Class A Shares (at NAV) returned 8.03% for the six-month period through March 31, 2010 versus 8.17% for the Janney Global Water Index. Water sector allocation and stock selection combined to cause the Fund's underperformance relative to the Index.

Investment Climate

The economic recovery appears to be on a sustainable path, with "double-dip" risks relatively minimal. Against a background of low interest rates, attractive valuations, and a recovery in economic growth and profits, the six-month period was a positive one for equities. Stock markets in general performed strongly in the 12 months since the bear market lows of March 2009. In fact, the MSCI World Index rose 7.7% in U.S. dollar terms in that time frame. As expected, it was also a volatile period.

Notable happenings for the Water sector included the release of the U.K. Water Utility regulator report that finalized the five-year regulatory review and established a new set of metrics to regulate between April 2010 and March 2014. The United Kingdom also announced a proposal to install energy saving meters in every household by 2020, which will require the installation of 47 million

Global Water Fund
Statistics
March 31, 2010
Investment Performance
(total return at NAV*)
	6 Months Ended 3/31/10	12 Months Ended 3/31/10
Class A	8.03%	53.52%
Class C	7.55%	52.02%
Class Y	8.17%	53.96%
Janney Global Water Index**	8.17%	51.03%
MSCI World Index	7.67%	53.23%
Lipper Global Natural Resources Funds Average	6.05%	54.04%

Economic Sectors	% of Total Investments
Consumer Discretionary	0.4%
Health Care	3.9%
Industrials	50.0%
Information Technology	4.2%
Materials	9.4%
Time Deposit	3.1%
Utilities	29.0%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
Pentair, Inc.	4.7%
Flowserve Corp.	4.3%
Nitto Denko Corp.	4.2%
Danaher Corp.	4.0%
Millipore Corp.	3.9%
American Water Works Co., Inc.	3.8%
Tetra Tech, Inc.	3.6%
Suez Environment SA	3.3%
Kurita Water Industries Ltd.	3.1%
Roper Industries, Inc.	3.0%
Total	37.9%

*  Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

** Source: Bloomberg

smart meters in 26 million properties.

Also, the United States approved a $154 billion package to stimulate the labor market with infrastructure projects, aid to states, and funding for several safety-net programs. The package features $48 billion for infrastructure projects, including $2 billion for water projects and affordable housing construction and renovation.

Portfolio Strategy

The Fund's bias toward the Water/Wastewater Utilities sector at the beginning of the reporting period reflected our outlook of optimism, tempered with caution. It had become evident that a global depression had been avoided, but while the global economy was trending toward recovery we had yet to see definite clear signals of a return to more normal conditions. Therefore, we felt it prudent to favor the more defensive utility companies. However, this bias hurt the Fund as positive market momentum continued and the Water/Wastewater Utilities sector lagged Water Infrastructure and Water Technologies.

During November and December, we reversed this strategy and underweighted the Fund's exposure to the Water/Wastewater Utilities sector, reducing its holdings of U.K. utilities such as Pennon Group, Severn Trent, and United Utilities. The timing worked well for the Fund. While the U.K. utilities had performed reasonably well after the release of the U.K. Water Utility Regulator report, Water/Wastewater Utilities overall moved sideways for the rest of the period. With an average Index allocation of about 50% and average Fund weighting of 32% to the sector, this significant underweight position proved quite beneficial. In the meantime, we increased exposure to the Water Infrastructure sector, which performed strongly and was another positive for relative performance.

Stock selection has become increasingly important in the current economic environment.

We focused on companies with strong balance sheets, such as Agilent and Pentair, and companies such as Instituform that have market-leading positions in industries receiving support from regulation and fiscal stimulus packages as well as from the anticipated earnings recovery. For the latter, we strongly prefer those that have reduced their cost base aggressively and thus stand to benefit even more from improving sales. The Fund benefited from its overweight positions in Agilent and Pentair, which rose more than 20%, and Instituform, which gained more than 40%.1

Stock selection in the Water Technologies sector boosted the Fund's relative performance. Nitto Denko gained almost 25% as management's measures to control costs delivered positive results--this was particularly beneficial since the stock is not included in the benchmark. In addition, two holdings in the Index that we did not invest in--namely ITT, the benchmark's largest holding, and Puncak Niaga--struggled during the period.

In contrast, stock selection in the Water/Wastewater Utilities sector lagged the

Global Water Fund
Statistics
March 31, 2010
Average Annual Total Returns
(with max. load)
Class A Shares
One year	46.24%
Since inception	1.24%
(9/30/08)

Class C Shares
One year	51.02%
Since inception	3.57%
(9/30/08)

Global Water Fund
Statistics
March 31, 2010
Average Annual Total Returns
Class Y Shares
One year	53.96%
Since inception	4.58%
(9/30/08)

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 5.78%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

benchmark. We did not hold SouthWest Water, whose shares gained more than 100% after a successful bid to take over the company. Also, the price of Hera fell after it took a 25% stake in municipal utility AIMAG.

Our strategy in the fund is to further increase our exposure to the high quality names within the water universe, avoiding low quality, highly leveraged companies. Cash generating companies with strong balance sheets are likely to come through negative scenarios with greater market shares. In a more positive scenario, which we believe would involve a continued (but subdued) recovery, these quality companies will also likely benefit as they can maintain a tight control of costs in a downturn and invest in their own growth when the opportunities arise.

Performance Comparison
Comparison of change in value of $10,000 investment.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison.

Investment Outlook

The easy money has been made during the market bounce of the last 12 months, and markets are likely to grind upward from here. The economic recovery appears to be on a sustainable path, and corporate profits in particular continue to come in ahead of expectations. Equity markets themselves are a good leading indicator of activity, and they suggest that economic data in coming months will continue to be good--so short-term equity market momentum is likely to remain positive.

However, we have been in a "sweet spot" where extremely low interest rates, attractive stock valuations, and a recovery in economic growth and profits have been positive for equities. Perhaps paradoxically, the more assured the recovery becomes over the coming months, the higher the probability that central banks will start to tighten interest rates again. Historically, such phases have tended to burst the "sweet spot" for a period and markets have tended to struggle. Nevertheless, we remain comfortable that the economic recovery will continue and we expect a gradual move to a "new normal" world that is less exuberant than the world that entered the recession.

One positive for the Water sector is the California Water Bill, which is due to be passed in 2010 and could result in federal funding of up to $11 billion for California's water infrastructure. In addition, the U.K. energy-saving meters plan and U.S. government stimulus money for infrastructure replacement and repair should also buoy the sector in the months ahead.

The market headlines are now being dominated by the debt crisis in Greece and the potential for contagion in Europe and the rest of the world. This represents a risk to the recovery of the global economy and could potentially result in further sovereign debt problems in other European countries. Further credit tightening by banks and general risk aversion is also possible.

Water Fund Advocacy

Calvert continues to advocate for access to water as a basic human right as well as for company transparency, disclosure, and community relations, as part of our mandate for this Fund.

Building on the success of our advocacy from the 2008-2009 proxy season, Calvert once again filed shareholder resolutions on sustainability reporting at Aqua America and Valmont this year. Since then, Valmont made a commitment to enhance and broaden its current level of sustainability reporting, so Calvert was able to successfully withdraw that resolution.

Calvert also continues to play an important role in the United Nations Global Compact's CEO Water Mandate--Calvert representatives serve on working groups focused on developing a CEO Water Mandate Guide on Business Engagement with Water Policy and Management as well as a framework for CEO Water Mandate endorsers to make commitments and take action around water and human rights. Also, shortly after the period-end, Calvert Senior Vice President of Sustainability Research and Policy Bennett Freeman was due to make a speech at the CEO Water Mandate meeting to make the case for developing a set of principles recognizing water as a basic human right.

April 2010

1. All returns shown for individual holdings reflect that part of the reporting period the holdings were held.

As of March 31, 2010, the following companies represented the following percentages of Fund net assets: Pennon Group 2.55%, Severn Trent 2.27%, United Utilities 2.58%, Agilent 2.82%, Pentair 4.72%, Instituform 2.36%, Nitto Denko 4.17%, ITT 0%, Puncak Niaga 0%, SouthWest Water 0%, Hera 1.89%, Aqua America 0.74%, Valmont 1.90%, and AIMAG 0%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2009 to March 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Global Alternative Energy	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$861.20	$8.58
Hypothetical	$1,000.00	$1,015.71	$9.30
(5% return per year before expenses)
Class C
Actual	$1,000.00	$857.70	$13.20
Hypothetical	$1,000.00	$1,010.72	$14.29
(5% return per year before expenses)
Class I
Actual	$1,000.00	$863.60	$6.50
Hypothetical	$1,000.00	$1,017.95	$7.04
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.85%, 2.85% and 1.40% for Class A, Class C and Class I respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
Global Water	Beginning Account Value 10/1/09	Ending Account Value 3/31/10	Expenses Paid During Period* 10/1/09 - 3/31/10
Class A
Actual	$1,000.00	$1,080.30	$9.60
Hypothetical	$1,000.00	$1,015.71	$9.30
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,075.50	$14.75
Hypothetical	$1,000.00	$1,010.72	$14.29
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,081.70	$8.30
Hypothetical	$1,000.00	$1,016.95	$8.05
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.85%, 2.85% and 1.60% for Class A, Class C and Class Y respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Global Alternative Energy Fund
Statement of Net Assets
March 31, 2010
Equity Securities - 99.8%	Shares	Value
Australia - 2.5%
Ceramic Fuel Cells Ltd.*	18,918,188	$3,590,318
Infigen Energy	1,700,406	1,995,216
		5,585,534

Austria - 1.5%
Verbund - Oesterreichische Elektrizitaetswirtschafts AG	82,414	3,275,952

Belgium - 4.5%
4Energy Invest NV*	175,415	1,098,461
Hansen Transmissions International NV*	6,568,121	9,029,692
		10,128,153

Brazil - 2.3%
Cosan Ltd.*	539,500	5,087,485

Canada - 0.5%
Ballard Power Systems, Inc.*	447,500	1,194,038

Chile - 0.9%
Enersis SA (ADR)	98,996	1,978,930

China - 9.3%
China High Speed Transmission Equipment Group Co. Ltd.	1,840,000	4,066,324
China Hydroelectric Corp. (ADR)*	98,800	913,900
China Hydroelectric Corp. Warrants (strike price $15.00/share,
expires 1/25/14)*	98,800	86,944
China Longyuan Power Group Corp.*	2,542,000	3,008,555
Duoyuan Global Water, Inc. (ADR)*	80,505	2,235,624
JA Solar Holdings Co. Ltd. (ADR)*	491,600	2,757,876
Renesola Ltd.*	650,846	1,865,127
Renesola Ltd. (ADR)*	334,995	1,983,170
Suntech Power Holdings Co. Ltd. (ADR)*	159,294	2,233,302
Yingli Green Energy Holding Co. Ltd. (ADR)*	131,700	1,677,858
		20,828,680

Denmark - 7.8%
Greentech Energy Systems A/S*	227,777	790,397
Vestas Wind Systems A/S*	303,600	16,519,635
		17,310,032

France - 3.1%
La séchilienne-Sidec SA	211,867	7,020,473

Equity Securities - Cont'd	Shares	Value
Germany - 9.2%
Centrotherm Photovoltaics AG*	41,328	$1,760,447
Manz Automation AG*	15,026	1,211,027
Phoenix Solar AG	22,437	955,596
REpower Systems AG*	9,225	1,628,223
SMA Solar Technology AG	58,474	7,177,058
Solar Millennium AG*	42,829	1,028,190
Wacker Chemie AG	44,792	6,688,158
		20,448,699

Italy - 0.3%
Actelios SpA	143,990	708,877

Japan - 1.1%
Kyocera Corp.	25,500	2,487,206

South Korea - 2.7%
Taewoong Co. Ltd.	95,767	5,992,579

Spain - 16.6%
Acciona SA	61,045	6,779,274
EDP Renovaveis SA*	1,153,895	9,028,314
Gamesa Corp. Tecnologica SA	683,422	9,381,926
Iberdrola Renovables SA	2,822,431	11,738,307
		36,927,821

Sweden - 0.5%
Opcon AB*	161,184	1,017,993

Switzerland - 0.7%
Meyer Burger Technology AG*	64,210	1,609,976

United Kingdom - 7.4%
ITM Power plc*	1,390,219	422,140
Johnson Matthey plc	143,205	3,796,171
Scottish & Southern Energy plc	550,455	9,201,369
SIG plc*	1,840,521	3,174,406
		16,594,086

United States - 28.9%
American Superconductor Corp.*	260,427	7,526,340
Applied Materials, Inc.	339,620	4,578,078
Calgon Carbon Corp.*	129,704	2,220,532
Covanta Holding Corp.*	480,302	8,001,831
First Solar, Inc.*	50,527	6,197,136
FPL Group, Inc.	190,278	9,196,136
FuelCell Energy, Inc.*	610,905	1,722,752
GT Solar International, Inc.*	234,160	1,224,657

Equity Securities - Cont'd	Shares	Value
United States - Cont'd
Itron, Inc.*	18,469	$1,340,295
MEMC Electronic Materials, Inc.*	822,706	12,612,083
Ormat Technologies, Inc.	127,605	3,590,805
STR Holdings, Inc.*	55,377	1,301,360
SunPower Corp.*	62,512	1,181,477
Tetra Tech, Inc.*	162,541	3,744,945
		64,438,427

Total Equity Securities (Cost $230,026,033)		222,634,941

	Principal
Time Deposit - 0.3%	Amount
State Street Corp. Time Deposit, 0.01%, 4/1/10	$677,408	677,408

Total Time Deposit (Cost $677,408)		677,408

TOTAL INVESTMENTS (Cost $230,703,441) - 100.1%		223,312,349
Other assets and liabilities, net - (0.1%)		(200,511)
Net Assets - 100%		$223,111,838

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 19,502,656 shares outstanding		$288,400,485
Class C: 4,304,326 shares outstanding		62,479,121
Class I: 1,061,993 shares outstanding		12,105,227
Undistributed net investment income (loss)		(1,868,870)
Accumulated net realized gain (loss) on
investments and foreign currency transactions		(130,613,299)
Net unrealized appreciation (depreciation) on investments, foreign currencies
and assets and liabilities denominated in foreign currencies		(7,390,826)

Net Assets		$223,111,838

Net Asset Value Per Share
Class A (based on net assets of $175,564,379)		$9.00
Class C (based on net assets of $37,867,290)		$8.80
Class I (based on net assets of $9,680,169)		$9.12

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts

See notes to financial statements.

Global Water Fund
Statement of Net Assets
March 31, 2010
Equity Securities - 95.8%	Shares	Value
Australia - 0.7%
Crane Group Ltd.	26,659	$218,967

Canada - 0.6%
Pure Technologies Ltd.*	38,795	171,887

Cayman Islands - 0.7%
Consolidated Water Co., Inc.	14,490	196,774

China - 0.9%
Duoyuan Global Water, Inc. (ADR)*	9,500	263,815

Finland - 1.0%
Uponor Oyj	15,781	288,141

France - 5.4%
Suez Environnement SA	41,950	966,804
Veolia Environnement	17,422	605,104
		1,571,908

Hong Kong - 3.9%
China Everbright International Ltd.	905,000	460,376
Guangdong Investment Ltd.	1,254,000	678,287
		1,138,663

Italy - 2.8%
ACEA SpA	25,193	256,063
Hera SpA	233,603	550,065
		806,128

Japan - 11.5%
Ebara Corp.*	121,000	617,955
Kurita Water Industries Ltd.	31,500	892,050
Nitto Denko Corp.	31,200	1,212,591
Torishima Pump Manufacturing Co. Ltd.	30,800	620,287
		3,342,883

Netherlands - 1.8%
Arcadis NV	24,601	521,053

Singapore - 1.5%
Hyflux Ltd.	181,000	439,901

Equity Securities - Cont'd	Shares	Value
South Korea - 0.4%
Woongjin Coway Co. Ltd.	3,630	$112,450

Sweden - 0.7%
Cardo AB	6,100	214,644

Switzerland - 2.2%
Geberit AG	3,579	641,426

United Kingdom - 9.1%
Halma plc	55,482	212,442
Northumbrian Water Group plc	68,707	295,314
Pennon Group plc	93,420	741,088
Severn Trent plc	36,356	659,610
United Utilities Group plc	88,594	751,899
		2,660,353

United States - 52.6%
Agilent Technologies, Inc.*	23,850	820,202
American States Water Co.	7,637	265,004
American Water Works Co., Inc.	50,773	1,104,821
Aqua America, Inc.	12,305	216,199
Arch Chemicals, Inc.	5,682	195,404
Calgon Carbon Corp.*	46,407	794,488
California Water Service Group	16,449	618,647
Danaher Corp.	14,752	1,178,832
Flowserve Corp.	11,334	1,249,800
Franklin Electric Co., Inc.	6,299	188,907
IDEX Corp.	17,091	565,712
Insituform Technologies, Inc.*	25,786	686,165
Layne Christensen Co.*	7,535	201,260
Met-Pro Corp.	6,985	68,453
Millipore Corp.*	10,771	1,137,418
Mueller Water Products, Inc.	69,356	331,522
Nalco Holding Co.	20,741	504,628
Northwest Pipe Co.*	1,788	39,068
Pall Corp.	20,565	832,677
Pentair, Inc.	38,567	1,373,756
Roper Industries, Inc.	15,302	885,068
Tetra Tech, Inc.*	44,912	1,034,772
Valmont Industries, Inc.	6,661	551,731
Watts Water Technologies, Inc.	15,695	487,487
		15,332,021

Total Equity Securities (Cost $25,638,649)		27,921,014

	Principal
TIME DEPOSIT - 3.1%	Amount	Value
State Street Corp. Time Deposit, 0.01%, 4/1/10	$906,688	$906,688

Total Time Deposit (Cost $906,688)		906,688

TOTAL INVESTMENTS (Cost $26,545,337) - 98.9%		28,827,702
Other assets and liabilities, net - 1.1%		318,811
Net Assets - 100%		$29,146,513

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 1,719,914 shares outstanding		$24,663,317
Class C: 123,006 shares outstanding		1,681,272
Class Y: 7,060 shares outstanding		101,878
Undistributed net investment income (loss)		(54,090)
Accumulated net realized gain (loss) on investments and foreign currency
transactions		472,238
Net unrealized appreciation (depreciation) on investments, foreign currencies and
assets and liabilities denominated in foreign currencies		2,281,898
Net Assets		$29,146,513

Net Asset Value Per Share
Class A (based on net assets of $27,121,620)		$15.77
Class C (based on net assets of $1,913,484)		$15.56
Class Y (based on net assets of $111,409)		$15.78

* Non-income producing security.

Abbreviations:
ADR: American Depository Receipts
See notes to financial statements.

Statements of Operations
Six Months Ended March 31, 2010
Net Investment Income	Global Alternative Energy Fund	Global Water Fund
Investment Income:
Dividend income (net of foreign taxes withheld of
$34,767 and $3,166, respectively)	$673,019	$119,780
Interest income	600	54
Total investment income	673,619	119,834

Expenses:
Investment advisory fee	1,174,062	90,373
Transfer agency fees and expenses	471,870	44,326
Administrative fees	400,974	31,631
Distribution Plan expenses:
Class A	231,450	20,782
Class C	198,523	6,875
Directors' fees and expenses	14,494	1,248
Custodian fees	114,977	58,330
Registration fees	20,222	16,724
Reports to shareholders	143,254	7,404
Professional fees	17,283	9,213
Accounting fees	18,403	1,489
Miscellaneous	8,585	1,712
Total expenses	2,814,097	290,107
Reimbursement from Advisor:
Class A	(407,841)	(98,692)
Class C	(49,417)	(11,501)
Class I	(8,212)	--
Class Y	--	(5,811)
Fees paid indirectly	(125)	(128)
Net expenses	2,348,502	173,975

Net Investment Income (Loss)	(1,674,883)	(54,141)

Realized and Unrealized
Gain (Loss)
Net realized gain (loss) on:
Investments	(17,262,507)	615,174
Foreign currency transactions	(42,168)	19,252
	(17,304,675)	634,426

Changes in unrealized appreciation or (depreciation) on:
Investments and foreign currencies	(16,853,397)	826,614
Assets and liabilities denominated in foreign currencies	(1,520)	(896)
	(16,854,917)	825,718

Net Realized and Unrealized
Gain (Loss)	(34,159,592)	1,460,144

Increase (Decrease) in Net Assets
Resulting From Operations	($35,834,475)	$1,406,003

See notes to financial statements.

Global Alternative Energy Fund
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income (loss)	($1,674,883)	($695,800)
Net realized gain (loss)	(17,304,675)	(99,637,869)
Change in unrealized appreciation or (depreciation)	(16,854,917)	79,349,045

Increase (Decrease) in Net Assets
Resulting From Operations	(35,834,475)	(20,984,624)

Capital share transactions:
Shares sold:
Class A Shares	30,005,020	81,731,396
Class C Shares	6,568,740	17,482,055
Class I Shares	952,358	6,518,416
Redemption fees:
Class A Shares	1,967	12,052
Class C Shares	159	1,197
Shares redeemed:
Class A Shares	(24,412,181)	(39,544,339)
Class C Shares	(4,685,656)	(7,779,069)
Class I Shares	(443,168)	(2,591,582)
Total capital share transactions	7,987,239	55,830,126

Total Increase (Decrease) in Net Assets	(27,847,236)	34,845,502

Net Assets
Beginning of period	250,959,074	216,113,572
End of period (including net investment
loss of $1,868,870 and $193,987, respectively)	$223,111,838	$250,959,074

Capital Share Activity
Shares sold:
Class A Shares	3,114,655	9,672,968
Class C Shares	693,674	2,096,623
Class I Shares	96,281	816,413
Shares redeemed:
Class A Shares	(2,566,575)	(4,803,290)
Class C Shares	(503,074)	(954,111)
Class I Shares	(43,816)	(276,505)
Total capital share activity	791,145	6,552,098

See notes to financial statements.

Global Water Fund
Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Operations:
Net investment income (loss)	($54,141)	$34,426
Net realized gain (loss)	634,426	29,036
Change in unrealized appreciation or (depreciation)	825,718	1,456,180

Increase (Decrease) in Net Assets
Resulting From Operations	1,406,003	1,519,642

Distributions to shareholders from:
Net investment income:
Class A shares	(25,875)	--
Class C shares	(610)	--
Class Y shares	(68)	--
Net realized gain:
Class A shares	(179,623)	--
Class C shares	(18,612)	--
Class Y shares	(866)	--
Total distributions	(225,654)	--

Capital share transactions:
Shares sold:
Class A shares	17,576,317	7,682,797
Class C shares	960,288	793,456
Class Y shares	74,700	25,700
Reinvestment of distributions:
Class A shares	176,507	--
Class C shares	17,222	--
Class Y shares	548	--
Redemption fees:
Class A shares	63	262
Class C shares	48	--
Shares redeemed:
Class A shares	(1,082,410)	(690,169)
Class C shares	(68,577)	(22,160)
Class Y shares	--	(70)
Total capital share transactions	17,654,706	7,789,816

Total Increase (Decrease) in Net Assets	18,835,055	9,309,458

Net Assets
Beginning of period	10,311,458	1,002,000
End of period (including distribution in excess of and undistributed
net investment income of $54,090 and $26,604, respectively)	$29,146,513	$10,311,458

Capital Share Activity	Six Months Ended March 31, 2010	Year Ended September 30, 2009
Shares sold:
Class A shares	1,148,931	615,840
Class C shares	64,154	63,905
Class Y shares	4,945	2,017
Reinvestment of distributions:
Class A shares	11,698	--
Class C shares	1,155	--
Class Y shares	36	--
Shares redeemed:
Class A shares	(71,454)	(51,768)
Class C shares	(4,568)	(1,707)
Class Y shares	--	(5)
Total capital share activity	1,154,897	628,282

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Global Alternative Energy Fund and The Calvert Global Water Fund (the "Funds," each a "Fund"), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. The operation of each series is accounted for separately. The Global Alternative Energy Fund began operations on May 31, 2007. The Global Water Fund began operations on September 30, 2008. Each Fund offers three classes of shares of capital stock, Global Alternative Energy offers Class A, C and I shares and Global Water offers Class A, C and Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C in Global Alternative Energy shares began operations on July 31, 2007. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value is determined, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

The Funds have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day's closing price exceeds specified parameters.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2010, no securities were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Funds' policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Funds' net assets as of March 31, 2010:
Global Alternative Energy	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$222,634,941	-	-	$222,634,941
Other debt obligations	-	$677,408	-	677,408
TOTAL	$222,634,941	$677,408	-	$223,312,349

Global Water	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$27,921,014	-	-	$27,921,014
Other debt obligations	-	$906,688	-	906,688
TOTAL	$27,921,014	$906,688	-	$28,827,702

*For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangement: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 will require reporting entities to make new disclosures about amount and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements and input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2009 except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of activity in Level 3 fair value measures, which are effective for fiscal years beginning after December 15, 2010. At this time, management is evaluating the implications of ASU No. 2010-06 and its impact on the financial statements has not been determined.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of 1.00% of each Fund's average daily net assets. Under the terms of the agreement, $189,248 and $23,699 was payable at period end for Global Alternative Energy and Global Water, respectively. In addition, $40,350 and $1,519 was payable at period end for operating expenses paid by the Advisor during March 2010 for Global Alternative Energy and Global Water, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2011. The contractual expense cap is 1.85% for Class A and 2.85% for Class C of each Fund, 1.40% for Class I (Global Alternative Energy) and 1.60% for Class Y (Global Water). For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .35% for Class A and Class C of each Fund as well as 0.35% for Class Y shares (Global Water) and .15% for Class I shares (Global Alternative Energy), based on their average daily net assets. Under the terms of the agreement $64,634 and $8,295 was payable at period end for Global Alternative Energy and Global Water, respectively.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and Class C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly of .25% and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class I and Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement $69,560 and $7,079 was payable at period end for Global Alternative Energy and Global Water, respectively.

The Distributor received $92,266 and $33,645 as its portion of commissions charged on sales of Global Alternative Energy and Global Water's Class A shares respectively, for the six months ended March 31, 2010.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $104,515 and $8,688 for the six months ended March 31, 2010 for Global Alternative Energy and Global Water, respectively. Under the terms of the $17,920 and $1,948 was payable at period end for Global Alternative Energy and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:
	Global Alternative Energy	Global Water
Purchases	$96,109,508	$19,907,218
Sales	$80,728,986	$3,458,723

The following table presents the cost of investments owned at March 31, 2010 for federal income tax purposes, and the components of net unrealized appreciation (depreciation) at March 31, 2010.
	Federal Tax Cost	Appreciation (Depreciation)	Net Unrealized Unrealized Appreciation	Unrealized (Depreciation)
Global Alternative Energy	$259,766,677	($36,454,328)	$12,791,295	($49,245,623)
Global Water	$26,659,185	$2,168,517	$2,382,855	($214,338)

For Global Alternative Energy, net realized capital loss carryforwards for federal income tax purposes of $21,115,915 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2017.

Global Alternative Energy intends to elect to defer net foreign currency losses of $193,987 and net capital losses of $53,661,026 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Global Water Fund had no loans outstanding pursuant to the line of credit during the six months ended March 31, 2010. The Global Alternative Energy Fund had no loans outstanding pursuant to this line of credit at March 31, 2010. For the six months ended March 31, 2010, borrowings by the Global Alternative Energy Fund under the Agreement were as follows:
Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$158,963	1.45%	$3,518,198	October 2009

Note E -- Subsequent Events

In preparing the financial statements as of March 31, 2010, no subsequent events or transactions occurred that would have materially impacted the financial statements as presented.

Global Alternative Energy Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class A Shares	2010	2009 (z)
Net asset value, beginning	$10.45	$12.35
Income from investment operations
Net investment income	(.06)	(.02)
Net realized and unrealized gain (loss)	(1.39)	(1.88)
Total from investment operations	(1.45)	(1.90)
Total increase (decrease) in net asset value	(1.45)	(1.90)
Net asset value, ending	$9.00	$10.45

Total return*	(13.88%)	(15.38%)
Ratios to average net assets: A
Net investment income	(1.28%) (a)	(.25%)
Total expenses	2.29% (a)	2.37%
Expenses before offsets	1.85% (a)	1.85%
Net expenses	1.85% (a)	1.85%
Portfolio turnover	35%	61%
Net assets, ending (in thousands)	$175,564	$198,077

	Periods Ended
	September 30,	September 30,
Class A Shares	2008 (z)	2007^ (z)
Net asset value, beginning	$16.35	$15.00
Income from investment operations
Net investment income	(.15)	(.05)
Net realized and unrealized gain (loss)	(3.85)	1.40
Total from investment operations	(4.00)	1.35
Total increase (decrease) in net asset value	(4.00)	1.35
Net asset value, ending	$12.35	$16.35

Total return*	(24.46%)	9.00%
Ratios to average net assets: A
Net investment income	(.89%)	(1.04%) (a)
Total expenses	2.23%	4.94% (a)
Expenses before offsets	1.86%	1.88% (a)
Net expenses	1.85%	1.85% (a)
Portfolio turnover	54%	2%
Net assets, ending (in thousands)	$173,942	$27,537

See notes to financial highlights.

Global Alternative Energy Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class C Shares	2010	2009 (z)
Net asset value, beginning	$10.26	$12.23
Income from investment operations
Net investment income	(.10)	(.10)
Net realized and unrealized gain (loss)	(1.36)	(1.87)
Total from investment operations	(1.46)	(1.97)
Total increase (decrease) in net asset value	(1.46)	(1.97)
Net asset value, ending	$8.80	$10.26

Total return*	(14.23%)	(16.11%)
Ratios to average net assets: A
Net investment income	(2.28%) (a)	(1.24%)
Total expenses	3.10% (a)	3.20%
Expenses before offsets	2.85% (a)	2.85%
Net expenses	2.85% (a)	2.85%
Portfolio turnover	35%	61%
Net assets, ending (in thousands)	$37,867	$42,224

	Periods Ended
	September 30,	September 30,
Class C Shares	2008 (z)	2007^^ (z)
Net asset value, beginning	$16.36	$15.66
Income from investment operations
Net investment income	(.30)	(.05)
Net realized and unrealized gain (loss)	(3.83)	.75
Total from investment operations	(4.13)	.70
Total increase (decrease) in net asset value	(4.13)	.70
Net asset value, ending	$12.23	$16.36

Total return*	(25.24%)	4.47%
Ratios to average net assets: A
Net investment income	(1.86%)	(2.23%) (a)
Total expenses	2.98%	7.70% (a)
Expenses before offsets	2.86%	2.88% (a)
Net expenses	2.85%	2.85% (a)
Portfolio turnover	54%	1%
Net assets, ending (in thousands)	$36,348	$1,515

See notes to financial highlights.

Global Alternative Energy Fund
Financial Highlights
	Periods Ended
	March 31,	September 30,
Class I Shares	2010	2009 (z)
Net asset value, beginning	$10.56	$12.40
Income from investment operations
Net investment income	(.04)	.02
Net realized and unrealized gain (loss)	(1.40)	(1.86)
Total from investment operations	(1.44)	(1.84)
Total increase (decrease) in net asset value	(1.44)	(1.84)
Net asset value, ending	$9.12	$10.56

Total return*	(13.64%)	(14.84%)
Ratios to average net assets: A
Net investment income	(.83%) (a)	.23%
Total expenses	1.57% (a)	1.55%
Expenses before offsets	1.40% (a)	1.40%
Net expenses	1.40% (a)	1.40%
Portfolio turnover	35%	61%
Net assets, ending (in thousands)	$9,680	$10,658

	Periods Ended
	September 30,	September 30,
Class I Shares	2008 (z)	2007^ (z)
Net asset value, beginning	$16.37	$15.00
Income from investment operations
Net investment income	(.09)	(.03)
Net realized and unrealized gain (loss)	(3.88)	1.40
Total from investment operations	(3.97)	1.37
Total increase (decrease) in net asset value	(3.97)	1.37
Net asset value, ending	$12.40	$16.37

Total return*	(24.25%)	9.13%
Ratios to average net assets: A
Net investment income	(.53%)	(.68%) (a)
Total expenses	1.76%	5.02% (a)
Expenses before offsets	1.41%	1.43% (a)
Net expenses	1.40%	1.40% (a)
Portfolio turnover	54%	2%
Net assets, ending (in thousands)	$5,824	$3,080

See notes to financial highlights.

Global Water Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class A Shares	2010 (z)	2009 (z)	2008^^^
Net asset value, beginning	$14.85	$15.00	$15.00
Income from investment operations
Net investment income(loss)	(.04)	.11	--
Net realized and unrealized gain (loss)	1.22	(.26)	--
Total from investment operations	1.18	(.15)	--
Distributions from
Net investment income	(.03)	--	--
Net realized gain	(.23)	--	--
Total distributions	(.26)	--	--
Total increase (decrease) in net asset value	.92	(.15)	--
Net asset value, ending	$15.77	$14.85	$15.00

Total return*	8.03%	(1.00%)	--
Ratios to average net assets: A
Net investment income(loss)	(.52%) (a)	.87%	--
Total expenses	3.04% (a)	5.78%	--
Expenses before offsets	1.85% (a)	1.99%	--
Net expenses	1.85% (a)	1.85%	--
Portfolio turnover	20%	58%	--
Net assets, ending (in thousands)	$27,122	$9,365	$1,000

		Periods Ended
	March 31,	September 30,	September 30,
Class C Shares	2010 (z)	2009 (z)	2008^^^
Net asset value, beginning	$14.70	$15.00	$15.00
Income from investment operations
Net investment income(loss)	(.11)	**	--
Net realized and unrealized gain (loss)	1.21	(.30)	--
Total from investment operations	1.10	(.30)	--
Distributions from
Net investment income	(.01)	--	--
Net realized gain	(.23)	--	--
Total distributions	(.24)	--	--
Total increase (decrease) in net asset value	.86	(.30)	--
Net asset value, ending	$15.56	$14.70	$15.00

Total return*	7.55%	(2.00%)	--
Ratios to average net assets: A
Net investment income(loss)	(1.54%) (a)	.03%	--
Total expenses	4.52% (a)	11.38%	--
Expenses before offsets	2.85% (a)	2.99%	--
Net expenses	2.85% (a)	2.85%	--
Portfolio turnover	20%	58%	--
Net assets, ending (in thousands)	$1,913	$915	$1

See notes to financial highlights.

Global Water Fund
Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class Y Shares	2010 (z)	2009 (z)	2008^^^
Net asset value, beginning	$14.83	$15.00	$15.00
Income from investment operations
Net investment income (loss)	(.02)	.08	--
Net realized and unrealized gain (loss)	1.22	(.25)	--
Total from investment operations	1.20	(.17)	--
Distributions from
Net investment income	(.02)	--	--
Net realized gain	(.23)	--	--
Total distributions	(.25)	--	--
Total increase (decrease) in net asset value	.95	(.17)	--
Net asset value, ending	$15.78	$14.83	$15.00

Total return*	8.17%	(1.13%)	--
Ratios to average net assets: A
Net investment income(loss)	(.28%) (a)	.60%	--
Total expenses	17.33% (a)	145.92%	--
Expenses before offsets	1.60% (a)	1.74%	--
Net expenses	1.60% (a)	1.60%	--
Portfolio turnover	20%	58%	--
Net assets, ending (in thousands)	$111	$31	$1

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $.01 per share.

^ From May 31, 2007, inception.

^^ From July 31, 2007, inception.

^^^ From September 30, 2008, inception.

See notes to financial statements

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis For Board's Approval Investment Advisory Contracts

Calvert Global Alternative Energy Fund

At a meeting held on December 8, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and it affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicates that the Fund's performance was above the median of its peer group for the one-year period ended June 30, 2009. The data also indicated that the Fund outperformed its Lipper index for the same one-year period. The Board also noted the short period of time that the Fund has been in operation. Based upon its review, the Board concluded that the Fund's performance was satisfactory.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and fees. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-year period ended June 30, 2009 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weights to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) the Fund's performance is satisfactory relative to the performance of funds with similar investment objectives and to relevant indicies; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Global Water Fund

At a meeting held on December 8, 2009, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Impact Fund, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor and its affiliates; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its benchmarks and with that of comparable mutual funds. This comparison indicated that the Fund performed below the average of its peer group for the year-to-date period ended August 31, 2009. The data also indicated that the Fund outperformed one of its benchmarks and underperformed the other of its benchmarks for the same period. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such underperformance. The Board considered that the Fund had less than one-year of operating history and that the Advisor would monitor the Fund's performance. Based upon its review, the Board concluded that appropriate action was being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) was below the median of its peer group and the Fund's total expenses (net of waivers and/or reimbursements) were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund's peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board noted the Advisor's discussion of the Fund's expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social and governance research and analysis provided by the Advisor. The Board also took into account the Advisor's current undertaking to maintain expense limitations for the Funds. Based upon its review, the Board determined that the advisory fee was reasonable in view of the quality of services provided by the Advisor and the other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's and its affiliates' level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Subadvisor and the Advisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the year-to-date period ended August 31, 2009, as compared to comparable mutual funds and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor's subadvisory fee and the subadvisory fee was negotiated at arm's length by the Advisor, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

To Open an Account
800-368-2748

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Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Solution Strategies fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.
By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date:   June 1, 2010

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date:   June 1, 2010